SCUDDER INVESTMENTS LOGO

                               IMPORTANT NEWS FOR

                    SCUDDER CORPORATE BOND FUND SHAREHOLDERS

    While we encourage you to read the full text of the enclosed Proxy Statement/Prospectus, here's a brief overview of some matters affecting your Fund that will be the subject of a shareholder vote.

                          Q & A: QUESTIONS AND ANSWERS

Q: WHAT AM I BEING ASKED TO VOTE ON?

A: You are being asked to vote on a proposed combination of your Fund into Scudder Income Fund. This proposal is part of a larger effort to restructure the Scudder Family of Funds. THE BOARD OF YOUR FUND UNANIMOUSLY RECOMMENDS THAT YOU VOTE IN FAVOR OF THIS PROPOSAL.

Q: WHY HAS THE BOARD RECOMMENDED THAT I VOTE IN FAVOR OF THE COMBINATION?

A: The Board of your Fund is recommending that shareholders vote in favor of this proposal for the following reasons:

    - LOWER LONG-TERM EXPENSES. The combination of the two Funds may result in REDUCED gross expenses for shareholders of your Fund over the long term (before giving effect to expense reimbursements or waivers).

    - GREATER PREDICTABILITY OF EXPENSES. As part of the proposal to combine funds, a new fixed administrative fee rate arrangement would be implemented. The arrangement protects shareholders from most administrative expense increases for a minimum of three years.

    - LARGER FUND. The combined fund would likely have the ability to effect portfolio transactions on more favorable terms and provide Scudder Kemper Investments, the investment manager of each Fund, with greater investment flexibility and the ability to increase diversification through the purchase of portfolio issues.

    - TAX-FREE REORGANIZATION. It is a condition of the proposed combination that your Fund receive an opinion of tax counsel that the transaction would be a TAX-FREE transaction.

Q: ARE THE INVESTMENT POLICIES OF SCUDDER INCOME FUND SIMILAR TO THOSE OF MY
    FUND?

A: The Funds have similar investment objectives and policies. The combined fund will continue to seek to provide high income while managing its portfolio in a way that is consistent with the prudent investment of shareholders' capital. Both Funds are currently managed by the same portfolio manager and have similar investments. However, Scudder Income Fund invests in a broader range of bonds (including government securities) and invests no more than 20% of its total assets in high-yield bonds (your Fund may invest up to 35% in such bonds).

Q: ARE THERE OTHER PROPOSALS I WILL BE VOTING ON?

A: You are also being asked to vote on the election of Board members for your Fund. As part of a larger effort to restructure the Scudder Family of Funds, the Board of your Fund has voted in favor of creating a single board of trustees/directors responsible for most Scudder Funds. It is the Board's belief that this has the potential for increasing efficiency and benefiting fund shareholders. The Board also believes that a single board, responsible for overseeing most of the no-load funds advised by Scudder Kemper, can more effectively represent shareholder interests. THE BOARD OF YOUR FUND UNANIMOUSLY RECOMMENDS THAT YOU VOTE IN FAVOR OF EACH NOMINEE.

    You are also being asked to ratify the selection of PricewaterhouseCoopers LLP as the independent accountants of your Fund for the current fiscal year. THE BOARD OF YOUR FUND UNANIMOUSLY RECOMMENDS THAT YOU VOTE IN FAVOR OF THIS PROPOSAL.

Q: WHEN WILL THESE CHANGES TAKE EFFECT?

A: The Board expects that the proposed changes will take effect during the third calendar quarter of this year if the proposed combination is approved.

Q: WHOM SHOULD I CALL FOR MORE INFORMATION ABOUT THIS PROXY STATEMENT?

A: Please call Shareholder Communications Corporation, your Fund's information agent, at 1-800-603-1915.

                                                                  April 18, 2000

Dear Shareholder,

    To continue to provide you with the highest level of investment management and service, we're making some important changes to the Scudder Funds. Scudder Kemper Investments, with the strong support of your Fund's Board of Trustees, is proposing a series of measures to streamline the Scudder Family of Funds. The goals are to reduce costs and make Scudder's lineup of fund offerings easier for investors to utilize and understand. We believe these proposals will benefit Scudder Fund shareholders over time. We need your participation in order to make the necessary changes.

    Along with this letter, you'll find a packet of materials that we ask you to read and, where applicable, fill out and return to us. The Q&A that begins on the front cover of the proxy statement explains the proposals we're making, why we're making them, and how they apply to your Fund. The packet also contains a proxy card and a prospectus for the fund that we are proposing to merge your Fund into.

    After careful review, the members of your Fund's Board have unanimously approved each of the proposals explained in the Q&A and described in the proxy statement. THE BOARD RECOMMENDS THAT YOU READ THE ENCLOSED MATERIALS CAREFULLY AND THEN VOTE FOR ALL THE PROPOSALS. (Because many of the funds for which Scudder Kemper acts as investment manager are holding shareholder meetings, you may receive more than one proxy card. If so, please vote each one.)

    Your vote is important to us. Once you've voted, please sign and date the proxy card and return it in the enclosed postpaid envelope; or help us save time and postage cost by voting on the Internet or by telephone -- the enclosed flyer describes how. If we do not hear from you by May 17, our proxy solicitor may contact you.

    Thank you for your response and for your continued investment in the Scudder Funds.

Respectfully,

/s/ Edmond D. Villani                 /s/ Linda C. Coughlin

Edmond D. Villani                      Linda C. Coughlin
Chief Executive Officer                President
Scudder Kemper Investments, Inc.       Scudder Portfolio Trust

                          SCUDDER CORPORATE BOND FUND
                           --------------------------

                  NOTICE OF SPECIAL MEETING OF SHAREHOLDERS OF
                            SCUDDER PORTFOLIO TRUST

    Please take notice that a Special Meeting of Shareholders (the "Meeting") of Scudder Corporate Bond Fund (the "Fund"), a series of Scudder Portfolio Trust (the "Trust"), will be held at the offices of Scudder Kemper Investments, Inc., 13th Floor, Two International Place, Boston, MA 02110-4103, on July 13, 2000, at 3:00 p.m., Eastern time, for the following purposes:

PROPOSAL 1:  To elect Trustees of the Trust;
PROPOSAL 2:  To approve an Agreement and Plan of Reorganization for the Fund whereby all or substantially all of the assets and liabilities of the Fund would be acquired by Scudder
             Income Fund in exchange for shares of the S Class of Scudder Income Fund; and
PROPOSAL 3:  To ratify the selection of PricewaterhouseCoopers LLP as the independent accountants for the Fund for the Fund's current fiscal year.

    The appointed proxies will vote in their discretion on any other business that may properly come before the Meeting or any adjournments thereof.

    Holders of record of shares of the Fund at the close of business on April 17, 2000 are entitled to vote at the Meeting and at any adjournments thereof.

    In the event that the necessary quorum to transact business or the vote required to approve any Proposal is not obtained at the Meeting, the persons named as proxies may propose one or more adjournments of the Meeting in accordance with applicable law to permit further solicitation of proxies. Any such adjournment as to a matter will require the affirmative vote of the holders of a majority of the Fund's shares present in person or by proxy at the Meeting. The persons named as proxies will vote FOR any such adjournment those proxies which they are entitled to vote in favor of that Proposal and will vote AGAINST any such adjournment those proxies to be voted against that Proposal.

                                     By Order of the Board,

                                     /s/ John Millette

                                     John Millette
                                     Secretary

April 18, 2000

    IMPORTANT -- WE URGE YOU TO SIGN AND DATE THE ENCLOSED PROXY CARD(S) AND RETURN IT IN THE ENCLOSED ENVELOPE WHICH REQUIRES NO POSTAGE (OR TO TAKE ADVANTAGE OF THE ELECTRONIC OR TELEPHONIC VOTING PROCEDURES DESCRIBED ON THE PROXY CARD(S)). YOUR PROMPT RETURN OF THE ENCLOSED PROXY CARD(S) (OR YOUR VOTING BY OTHER AVAILABLE MEANS) MAY SAVE THE NECESSITY AND EXPENSE OF FURTHER SOLICITATIONS. IF YOU WISH TO ATTEND THE MEETING AND VOTE YOUR SHARES IN PERSON AT THAT TIME, YOU WILL STILL BE ABLE TO DO SO.

                               TABLE OF CONTENTS

INTRODUCTION................................................    1

PROPOSAL 1: ELECTION OF TRUSTEES OF THE TRUST...............    3

PROPOSAL 2: APPROVAL OF AGREEMENT AND PLAN OF
  REORGANIZATION............................................   14

             SYNOPSIS.......................................   14

             PRINCIPAL RISK FACTORS.........................   26

             THE PROPOSED TRANSACTION.......................   27

PROPOSAL 3: RATIFICATION OR REJECTION OF THE SELECTION OF
  INDEPENDENT ACCOUNTANTS...................................   34

ADDITIONAL INFORMATION......................................   34

                           PROXY STATEMENT/PROSPECTUS

                                 APRIL 18, 2000

                  RELATING TO THE ACQUISITION OF THE ASSETS OF
               SCUDDER CORPORATE BOND FUND (THE "ACQUIRED FUND"),
                              A SEPARATE SERIES OF
                     SCUDDER PORTFOLIO TRUST (THE "TRUST")

                            TWO INTERNATIONAL PLACE
                        BOSTON, MASSACHUSETTS 02110-4103
                                 (800) 728-3337
                           --------------------------

                BY AND IN EXCHANGE FOR THE S CLASS OF SHARES OF
                             BENEFICIAL INTEREST OF
                  SCUDDER INCOME FUND (THE "ACQUIRING FUND"),
                         A SEPARATE SERIES OF THE TRUST

                            TWO INTERNATIONAL PLACE
                        BOSTON, MASSACHUSETTS 02110-4103
                                 (800) 728-3337

                           --------------------------

INTRODUCTION

    This Proxy Statement/Prospectus is being furnished to shareholders of the Acquired Fund in connection with three proposals (each a "Proposal," collectively, the "Proposals"). Proposal 1 describes the election of Trustees, and Proposal 3 proposes the ratification of the selection of the Acquired Fund's accountants.

    In Proposal 2, shareholders are asked to approve a proposed reorganization in which all or substantially all of the assets of the Acquired Fund would be acquired by the Acquiring Fund, in exchange for shares of beneficial interest of the S Class of the Acquiring Fund ("S Class Shares") and the assumption by the Acquiring Fund of all of the liabilities of the Acquired Fund, as described more fully below (the "Reorganization"). Shares of the Acquiring Fund thereby received would then be distributed to the shareholders of the Acquired Fund in complete liquidation of the Acquired Fund. As a result of the Reorganization, each shareholder of the Acquired Fund would receive that number of S
Class Shares having an aggregate net asset value equal to the aggregate net asset value of such shareholder's shares of the Acquired Fund held as of the

                           --------------------------

    THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES NOR PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROXY
STATEMENT/PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

close of business on the business day preceding the closing of the Reorganization (the "Valuation Date"). Shareholders of the Acquired Fund will vote on an Agreement and Plan of Reorganization (the "Plan") pursuant to which the Reorganization would be consummated. A copy of the Plan is attached hereto as Exhibit A. The closing of the Reorganization (the "Closing") is contingent upon shareholder approval of the Plan. The Reorganization is expected to occur on or about July 31, 2000.

    Proposals 1 and 2 relate to a restructuring program proposed by Scudder Kemper Investments, Inc. ("Scudder Kemper" or the "Investment Manager"), and described in more detail below.

    It is being proposed to shareholders of AARP Bond Fund for Income, another fund advised by Scudder Kemper, the investment manager for each of the Funds (as defined below), that the Acquiring Fund acquire the assets of that other fund. Each of the closing of this other acquisition and the Closing is contingent upon the other.

    In the descriptions of the Proposals below, the word "fund" is sometimes used to mean an investment company or series thereof in general, and not the Acquired Fund whose proxy statement this is. In addition, for simplicity, actions are described in this Proxy Statement/Prospectus as being taken by either the Acquired Fund or the Acquiring Fund (each a "Fund" and collectively the "Funds"), although all actions are actually taken by the Trust, on behalf of the applicable Fund.

    This Proxy Statement/Prospectus sets forth concisely the information about the Acquiring Fund that a prospective investor should know before investing and should be retained for future reference. For a more detailed discussion of the investment objective, policies, restrictions and risks of the Acquiring Fund, see the Acquiring Fund's prospectus, dated April 12, 2000, as supplemented from time to time, which is included herewith and incorporated herein by reference. For a more detailed discussion of the investment objective, policies, restrictions and risks of the Acquired Fund, see the Acquired Fund's prospectus, dated April 12, 2000, as supplemented from time to time, which is incorporated herein by reference and a copy of which may be obtained upon request and without charge by calling or writing the Acquired Fund at the telephone number or address set forth on the preceding page.

    The Acquiring Fund's statement of additional information, dated April 12, 2000, as supplemented from time to time, is incorporated herein by reference and may be obtained upon request and without charge by calling or writing the Acquiring Fund at the telephone number or address set forth on the preceding page. A Statement of Additional Information dated April 18, 2000, containing additional information about the Reorganization and the parties thereto has been filed with the Securities and Exchange Commission (the "SEC" or the "Commission") and is incorporated by reference into this Proxy Statement/ Prospectus. A copy of the Statement of Additional Information relating to the Reorganization is available upon request and without charge by calling or writing the Acquiring Fund at the telephone number or address set forth above. Shareholder inquiries regarding either Fund may be made by calling (800) 728-3337. The information contained herein concerning the Acquired Fund has been provided by, and is included herein in reliance upon, the Acquired Fund. The information contained herein concerning the Acquiring Fund has been provided by, and is included herein in reliance upon, the Acquiring Fund. It is anticipated that existing Acquiring Fund shares will be redesignated as S Class Shares. (Please see "Description of the Securities to be Issued" below.)

    The Acquiring Fund and the Acquired Fund are diversified series of shares of beneficial interest of the Trust. The Trust is an open-end management investment company organized as a Massachusetts business trust.

    The Board of Trustees (except as otherwise noted, "Trustees" refers to the Trustees of the Trust and "Board" refers to the Board of Trustees of the Trust) is soliciting proxies from shareholders of the Acquired Fund, on behalf of the Acquired Fund, for the Special Meeting of Shareholders to be held on July 13, 2000, at Scudder Kemper's offices, 13th Floor, Two International Place, Boston, MA 02110-4103, at 3:00 p.m. (Eastern time), or at such later time made necessary by adjournment (the "Meeting"). This Proxy Statement/Prospectus, the Notice of Special Meeting and the proxy card(s) are first being mailed to shareholders on or about April 18, 2000 or as soon as practicable thereafter.

    THE BOARD OF TRUSTEES UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE FOR THE NOMINEES LISTED IN PROPOSAL 1, AND FOR PROPOSALS 2 AND 3.

                 PROPOSAL 1:  ELECTION OF TRUSTEES OF THE TRUST

    At the Meeting, shareholders will be asked to elect nine individuals to constitute the Board of Trustees of the Trust. These individuals were nominated after a careful and deliberate selection process by the present Board of Trustees of the Trust. The nominees for election, who are listed below, include seven persons who currently serve as Independent Trustees (as defined below) of the Trust or as independent trustees or directors of other no-load funds advised by Scudder Kemper and who have no affiliation with Scudder Kemper or the American Association of Retired Persons ("AARP"). The nominees listed below are also being nominated for election as trustees or directors of all of the other AARP Funds (as defined below) and open-end, directly-distributed, no-load Scudder Funds.

    Currently, five different boards of trustees or directors are responsible for overseeing different groups of no-load funds advised by Scudder Kemper. As part of a broader restructuring effort described below under Proposal 2, Scudder Kemper has recommended, and the Board of Trustees has agreed, that shareholder interests can more effectively be represented by a single board with responsibility for overseeing substantially all of the Scudder no-load funds. Creation of a single, consolidated board should also provide certain administrative efficiencies and potential future cost savings for both the Funds and Scudder Kemper.

    Election of each of the listed nominees for Trustee on the Board of the Trust requires the affirmative vote of a plurality of the votes cast at the Meeting, in person or by proxy. The persons named as proxies on the enclosed proxy card(s) will vote for the election of the nominees named below unless authority to vote for any or all of the nominees is withheld in the proxy. Each Trustee so elected will serve as a Trustee of the Trust until the next meeting of shareholders, if any, called for the purpose of electing Trustees and until the election and qualification of a successor or until such Trustee sooner dies, resigns or is removed as provided in the governing documents of the Trust. Each of the nominees has indicated that he or she is willing to serve as a Trustee. If any or all of the nominees should become unavailable for election due to events not now known or anticipated, the persons named as proxies will vote for such other nominee or nominees as the current Trustees may recommend. The following paragraphs and table set forth information concerning the nominees and the Trustees not standing for re-election. Each nominee's or Trustee's age is in parentheses after his or her name. Unless otherwise noted, (i) each of the nominees and Trustees has engaged in the principal occupation(s) noted in the following paragraphs and table for at least the most recent five years, although not necessarily in the same capacity, and (ii) the address of each nominee is c/o Scudder Kemper Investments, Inc., Two International Place, Boston, MA 02110-4103.

NOMINEES FOR ELECTION AS TRUSTEES:

HENRY P. BECTON, JR. (56)

Henry P. Becton, Jr. is president of the WGBH Educational Foundation, producer and distributor of public broadcasting programming and educational and interactive software. He graduated from Yale University in 1965, where he was elected to Phi Beta Kappa. He received his J.D. degree CUM LAUDE from Harvard Law School in 1968. Mr. Becton is a member of the PBS Board of Directors, a Trustee of American Public Television, the New England Aquarium, the Boston Museum of Science, Concord Academy, and the Massachusetts

Corporation for Educational Telecommunications, an Overseer of the Boston Museum of Fine Arts, and a member of the Board of Governors of the Banff International Television Festival Foundation. He is also a Director of Becton Dickinson and Company and A.H. Belo Company, a Trustee of the Committee for Economic Development, and a member of the Board of Visitors of the Dimock Community Health Center, the Dean's Council of Harvard University's Graduate School of Education, and the Massachusetts Bar. Mr. Becton is a Trustee of the Trust and has served as a trustee or director of various mutual funds advised by Scudder Kemper since 1990.

LINDA C. COUGHLIN (48)*

Linda C. Coughlin, a Managing Director of Scudder Kemper, is head of Scudder Kemper's U.S. Retail Mutual Funds Business. Ms. Coughlin joined Scudder Kemper in 1986 and was a member of the firm's Board of Directors. She currently oversees the marketing, service and operations of Scudder Kemper retail businesses in the United States, which include the Scudder, Kemper, AARP, and closed-end fund families, and the direct and intermediary channels. She also serves as Chairperson of the AARP Investment Program from Scudder and as a Trustee of the Program's mutual funds. Ms. Coughlin is also a member of the Mutual Funds Management Group. Previously, she served as a regional Marketing Director in the retail banking division of Citibank and at the American Express Company as Director of Consumer Marketing for the mutual fund group.
Ms. Coughlin received a B.A. degree in economics SUMMA CUM LAUDE from Fordham University. Ms. Coughlin is a Trustee of the Trust and has served on the boards of various funds advised by Scudder Kemper, including the AARP Investment Program Funds, since 1996.

DAWN-MARIE DRISCOLL (53)

Dawn-Marie Driscoll is an Executive Fellow and Advisory Board member of the Center for Business Ethics at Bentley College, one of the nation's leading institutes devoted to the study and practice of business ethics. Ms. Driscoll is also president of Driscoll Associates, a consulting firm. She is a member of the Board of Governors of the Investment Company Institute and serves as Chairman of the Directors Services Committee. Ms. Driscoll was recently named 1999 "Fund Trustee of the Year" by Fund Directions, a publication of Institutional Investor, Inc. She has been a director, trustee and overseer of many civic and business institutions, including The Massachusetts Bay United Way and Regis College. Ms. Driscoll was formerly a law partner at Palmer & Dodge in Boston and served for over a decade as Vice President of Corporate Affairs and General Counsel of Filene's, the Boston-based department store chain. Ms. Driscoll received a B.A. from Regis College, a J.D. from Suffolk University

Law School, a D.H.L. (honorary) from Suffolk University and a D.C.S. (honorary) from Bentley College Graduate School of Business. Ms. Driscoll is a Trustee of the Trust and has served as a trustee or director of various mutual funds advised by Scudder Kemper since 1987.

EDGAR R. FIEDLER (70)

Edgar R. Fiedler is Senior Fellow and Economic Counsellor at The Conference Board. He served as the Board's Vice President, Economic Research from 1975 to 1986 and as Vice President and Economic Counsellor from 1986 to 1996.
Mr. Fiedler's business experience includes positions at Eastman Kodak in Rochester (1956-59), Doubleday and Company in New York City (1959-60), and Bankers Trust Company in New York City (1960-69). He also served as Assistant Secretary of the Treasury for Economic Policy from 1971 to 1975. Mr. Fiedler graduated from the University of Wisconsin in 1951. He received his M.B.A. from the University of Michigan and his doctorate from New York University. During the 1980's, Mr. Fiedler was an Adjunct Professor of Economics at the Columbia University Graduate School of Business. From 1990 to 1991, he was the Stephen Edward Scarff Distinguished Professor at Lawrence University in Wisconsin.
Mr. Fiedler is a Director of The Stanley Works, Harris Insight Funds, Brazil Fund, and PEG Capital Management, Inc. He has served as a board member of various mutual funds advised by Scudder Kemper, including the AARP Investment Program Funds, since 1984.

KEITH R. FOX (46)

Keith R. Fox is the managing partner of the Exeter Group of Funds, a series of private equity funds with offices in New York and Boston, which he founded in 1986. The Exeter Group invests in a wide range of private equity situations, including venture capital, expansion financings, recapitalizations and management buyouts. Prior to forming Exeter, Mr. Fox was a director and vice president of BT Capital Corporation, a subsidiary of Bankers Trust New York Corporation organized as a small business investment company and based in New York City. Mr. Fox graduated from Oxford University in 1976 and in 1981 received an M.B.A. degree from the Harvard Business School. Mr. Fox is also a qualified accountant. He is a board member and former Chairman of the National Association of Small Business Investment Companies, and a director of Golden State Vintners, K-Communications, Progressive Holding Corporation and Facts On File, as well as a former director of over twenty companies. Mr. Fox has served as a trustee or director of various mutual funds advised by Scudder Kemper since 1996.

JOAN EDELMAN SPERO (55)

Joan E. Spero is the president of the Doris Duke Charitable Foundation, a position to which she was named in January 1997. From 1993 to 1997, Ms. Spero served as Undersecretary of State for Economic, Business and Agricultural Affairs under President Clinton. From 1981 to 1993, she was an executive at the American Express Company, where her last position was executive vice president for Corporate Affairs and Communications. Ms. Spero served as U.N. Ambassador to the United Nations Economic and Social Council under President Carter from 1980 to 1981. She was an assistant professor at Columbia University from 1973 to 1979. She graduated Phi Beta Kappa from the University of Wisconsin and holds a master's degree in international affairs and a doctorate in political science from Columbia University. Ms. Spero is a member of the Council on Foreign Relations and the Council of American Ambassadors. She also serves as a trustee of the Wisconsin Alumni Research Foundation, The Brookings Institution and Columbia University and is a Director of First Data Corporation. Ms. Spero has served as a trustee or director of various mutual funds advised by Scudder Kemper since 1998.

JEAN GLEASON STROMBERG (56)

Ms. Stromberg acts as a consultant on regulatory matters. From 1996 to 1997, Ms. Stromberg represented the U.S. General Accounting Office before Congress and elsewhere on issues involving banking, securities, securities markets, and government-sponsored enterprises. Prior to that, Ms. Stromberg was a corporate and securities law partner at the Washington, D.C. law office of Fulbright and Jaworski, a national law firm. She served as Associate Director of the SEC's Division of Investment Management from 1977 to 1979 and prior to that was Special Counsel for the Division of Corporation Finance from 1972 to 1977.
Ms. Stromberg graduated Phi Beta Kappa from Wellesley College and received her law degree from Harvard Law School. From 1988 to 1991 and 1993 to 1996, she was a Trustee of the American Bar Retirement Association, the funding vehicle for American Bar Association-sponsored retirement plans. Ms. Stromberg serves on the Wellesley College Business Leadership Council and the Council for Mutual Fund Director Education at Northwestern University Law School and was a panelist at the SEC's Investment Company Director's Roundtable. Ms. Stromberg has served as a board member of the AARP Investment Program Funds since 1997.

JEAN C. TEMPEL (56)

Jean C. Tempel is a venture partner for Internet Capital Group, a strategic network of Internet partnership companies whose principal offices are in

Wayne, Pennsylvania. Ms. Tempel concentrates on investment opportunities in the Boston area. She spent 25 years in technology/operations executive management at various New England banks, building custody operations and real time financial/securities processing systems, most recently as Chief Operations Officer at The Boston Company. From 1991 until 1993 she was president/COO of Safeguard Scientifics, a Pennsylvania technology venture company. In that role she was a founding investor, director and vice chairman of Cambridge Technology Partners. She is a director of XLVision, Inc., Marathon Technologies, Inc., Aberdeen Group and Sonesta Hotels International, and is a Trustee of Northeastern University, Connecticut College, and The Commonwealth Institute. She received a B.A. from Connecticut College, an M.S. from Rensselaer Polytechnic Institute of New York, and attended Harvard Business School's Advanced Management Program. Ms. Tempel is a Trustee of the Trust and has served as a trustee or director of various mutual funds advised by Scudder Kemper since 1994.

STEVEN ZALEZNICK (45)*

Steven Zaleznick is President and CEO of AARP Services, Inc., a wholly-owned and independently-operated subsidiary of AARP which manages a range of products and services offered to AARP members, provides marketing services to AARP and its member service providers and establishes an electronic commerce presence for AARP members. Mr. Zaleznick previously served as AARP's general counsel for nine years. He was responsible for the legal affairs of AARP, which included tax and legal matters affecting non-profit organizations, contract negotiations, publication review and public policy litigation. In 1979, he joined AARP as a legislation representative responsible for issues involving taxes, pensions, age discrimination, and other national issues affecting older Americans.
Mr. Zaleznick is President of the Board of Cradle of Hope Adoption Center in Washington, D.C. He is a former treasurer and currently a board member of the National Senior Citizens Law Center. Mr. Zaleznick received his B.A. in economics from Brown University. He received his J.D. degree from Georgetown University Law Center and is a member of the District of Columbia Bar Association.

TRUSTEES NOT STANDING FOR RE-ELECTION:

                                     PRESENT OFFICE WITH THE TRUST;
                                   PRINCIPAL OCCUPATION OR EMPLOYMENT
NAME (AGE)                                  AND DIRECTORSHIPS
----------                       ---------------------------------------
Peter B. Freeman (67)..........  Trustee; Corporate Director and
                                 Trustee. Mr. Freeman serves on the
                                 boards of various other trusts or
                                 corporations whose funds are advised by
                                 Scudder Kemper.

George M. Lovejoy, Jr. (70)....  Trustee; President and Director, Fifty
                                 Associates (real estate corporation).
                                 Mr. Lovejoy serves on the boards of
                                 various other trusts or corporations
                                 whose funds are advised by Scudder
                                 Kemper.

Wesley W. Marple, Jr. (68).....  Trustee; Professor of Business
                                 Administration, Northeastern
                                 University, College of Business
                                 Administration. Mr. Marple serves on
                                 the boards of various other trusts or
                                 corporations whose funds are advised by
                                 Scudder Kemper.

Kathryn L. Quirk (47)*.........  Trustee, Vice President and Assistant
                                 Secretary; Managing Director of Scudder
                                 Kemper. Ms. Quirk serves on the boards
                                 of various other trusts or corporations
                                 whose funds are advised by Scudder
                                 Kemper.

------------------------

* Nominee or Trustee considered by the Trust and its counsel to be an "interested person" (as defined in the Investment Company Act of 1940, as amended (the "1940 Act")) of the Trust, the Investment Manager or AARP because of his or her employment by the Investment Manager or AARP, and, in some cases, holding offices with the Trust.

    Appendix 1 hereto sets forth the number of shares of each series of the Trust owned directly or beneficially by the Trustees of the Trust and by the nominees for election.

RESPONSIBILITIES OF THE BOARD -- BOARD AND COMMITTEE MEETINGS

    A fund's board is responsible for the general oversight of fund business. The board that is proposed for shareholder voting at this Meeting is comprised of two individuals who are considered "interested" Trustees, and seven individuals who have no affiliation with Scudder Kemper or AARP and who are called

"independent" Trustees (the "Independent Trustees"). The SEC has recently proposed a rule that would require a majority of the board members of a fund to be "independent" if the fund were to take advantage of certain exemptive rules under the 1940 Act. On the proposed Board of Trustees, if approved by shareholders, nearly 78% will be Independent Trustees. The Independent Trustees have been nominated solely by the current Independent Trustees of the Trust, a practice also favored by the SEC. The Independent Trustees have primary responsibility for assuring that the Acquired Fund is managed in the best interests of its shareholders.

    The Trustees meet several times during the year to review the investment performance of each fund of the Trust and other operational matters, including policies and procedures designed to assure compliance with regulatory and other requirements. In 1999, the Trustees conducted over 20 meetings to deal with fund issues (including committee and subcommittee meetings and special meetings of the Independent Trustees). Furthermore, the Independent Trustees review the fees paid to the Investment Manager and its affiliates for investment advisory services and other administrative and shareholder services. The Trustees have adopted several policies and practices which help ensure their effectiveness and independence in reviewing fees and representing shareholders. Many of these are similar to those suggested in the Investment Company Institute's 1999 Report of the Advisory Group on Best Practices for Fund Directors (the "Advisory Group Report"). For example, the Independent Trustees select independent legal counsel to work with them in reviewing fees, advisory and other contracts and overseeing fund matters. The Trustees are also assisted in this regard by the funds' independent public accountants and other independent experts retained from time to time for this purpose. The Independent Trustees regularly meet privately with their counsel and other advisors. In addition, the Independent Trustees from time to time have appointed task forces and subcommittees from their members to focus on particular matters such as investment, accounting and shareholder servicing issues.

    The Board of the Trust has an Audit Committee and a Committee on Independent Trustees, the responsibilities of which are described below. In addition, the Trust has an Executive Committee and a Valuation Committee.

AUDIT COMMITTEE

    The Audit Committee reviews with management and the independent public accountants for each series of the Trust, among other things, the scope of the audit and the internal controls of each series of the Trust and its agents, reviews and approves in advance the type of services to be rendered by independent accountants, recommends the selection of independent accountants for each series of the Trust to the Board, reviews the independence of such firm and, in general, considers and reports to the Board on matters regarding the accounting and financial reporting practices of each series of the Trust.

    As suggested by the Advisory Group Report, the Trust's Audit Committee is comprised of only Independent Trustees (all of whom serve on the committee), meets privately with the independent accountants of each series of the Trust, will receive annual representations from the accountants as to their independence, and has a written charter that delineates the committee's duties and powers.

COMMITTEE ON INDEPENDENT TRUSTEES

    The Board of Trustees of the Trust has a Committee on Independent Trustees, comprised of all of the Independent Trustees, charged with the duty of making all nominations of Independent Trustees, establishing Trustees' compensation policies, retirement policies and fund ownership policies, reviewing Trustees' affiliations and relationships annually, and periodically assessing and reviewing evaluations of the Board of Trustees' effectiveness.

ATTENDANCE

    As noted above, the Trustees conducted over 20 meetings in calendar year 1999 to deal with fund matters, including various committee and subcommittee meetings and special meetings of the Independent Trustees. The full Board of Trustees of the Trust met eleven times, the Audit Committee met two times and the Committee on Independent Trustees met one time during calendar year 1999. Each then current Trustee attended 100% of the total meetings of the full Board of Trustees held during calendar year 1999. In addition, each Independent Trustee attended 100% of the total meetings of the Audit Committee and the Committee on Independent Trustees held during that period.

OFFICERS

    The following persons are officers of the Trust:

                               PRESENT OFFICE WITH THE TRUST; PRINCIPAL   YEAR FIRST BECAME
NAME (AGE)                           OCCUPATION OR EMPLOYMENT(1)            AN OFFICER(2)
----------                     ----------------------------------------   -----------------
Linda C. Coughlin (48).......  Trustee, President; Managing Director of
                               Scudder Kemper                                   2000

Kathryn L. Quirk (47)........  Trustee, Vice President and Assistant
                               Secretary; Managing Director of Scudder
                               Kemper                                           1997

Kelly D. Babson (41).........  Vice President; Managing Director of
                               Scudder Kemper                                   1996

Robert S. Cessine (50).......  Vice President; Managing Director of
                               Scudder Kemper                                   1999

Gary A. Langbaum (51)........  Vice President; Managing Director of
                               Scudder Kemper                                   1999

Ann M. McCreary (43).........  Vice President; Managing Director of
                               Scudder Kemper                                   1998

John Millette (37)...........  Vice President and Secretary; Vice
                               President of Scudder Kemper                      1999

John R. Hebble (41)..........  Treasurer; Senior Vice President of
                               Scudder Kemper                                   1998

Caroline Pearson (38)........  Assistant Secretary; Senior Vice
                               President of Scudder Kemper; Associate,
                               Dechert Price & Rhoads (law firm) 1989
                               to 1997                                          1997

------------------------

(1) Unless otherwise stated, all of the officers have been associated with their respective companies for more than five years, although not necessarily in the same capacity.

(2) The President, Treasurer and Secretary each holds office until his or her successor has been duly elected and qualified, and all other officers hold offices in accordance with the By-laws of the Trust.

COMPENSATION OF TRUSTEES AND OFFICERS

    The Trust pays each Independent Trustee an annual Trustee's fee for each series of the Trust plus specified amounts for Board and committee meetings attended and reimburses expenses related to the business of any series of the Trust. Each Independent Trustee receives an annual Trustee's fee of $2,400 per fund if the fund's total net assets do not exceed $100 million, $4,800 per fund if the fund's total net assets exceed $100 million but do not exceed $1 billion and $7,200 per fund if the fund's total net assets exceed $1 billion. The lead Trustee receives an additional annual retainer fee of $500 per fund. Each Independent Trustee also receives fees of $150 per fund for attending each Board meeting, Audit Committee meeting or other meeting held for the purpose of considering arrangements between the Trust and Scudder Kemper, or any of its affiliates. Each Independent Trustee also receives $75 per fund for all other committee meetings attended. The newly-constituted Board may determine to change its compensation structure.

    The Independent Trustees of the Trust are not entitled to benefits under any pension or retirement plan. A one-time benefit will be provided to those Independent Trustees who have volunteered to leave the Board prior to their normal retirement date in order to facilitate the nomination of a consolidated board. Inasmuch as Scudder Kemper will also benefit from the administrative efficiencies of a consolidated board, Scudder Kemper has agreed to pay one-half of the cost of this benefit. The remaining portion, ranging from $1,248 to $2,495 per Trustee, will be paid by the Acquired Fund.

    Scudder Kemper supervises the Trust's investments, pays the compensation and certain expenses of its personnel who serve as Trustees and officers of the Trust and receives a management fee for its services. Several of the Trust's officers and Trustees are also officers, directors, employees or stockholders of Scudder Kemper and participate in the fees paid to that firm, although the Trust makes no direct payments to them other than for reimbursement of travel expenses in connection with their attendance at certain Board and committee meetings.

    The following Compensation Table provides in tabular form the following data:

    COLUMN (1) All Trustees who receive compensation from the Trust.

    COLUMN (2) Aggregate compensation received by each Trustee of the Trust during calendar year 1999.

    COLUMN (3) Total compensation received by each Trustee from funds managed by Scudder Kemper (collectively, the "Fund Complex") during calendar year 1999.

                               COMPENSATION TABLE

                                                   AGGREGATE        TOTAL COMPENSATION
                                                  COMPENSATION       FROM FUND COMPLEX
TRUSTEES                                       (NUMBER OF SERIES)     PAID TO TRUSTEE
--------                                       ------------------  ---------------------
Henry P. Becton Jr...........................  $21,785 (4 series)   $140,000 (30 funds)

Dawn-Marie Driscoll..........................  $23,153 (4 series)   $150,000 (30 funds)

Peter B. Freeman.............................  $23,853 (4 series)   $179,783 (46 funds)

George M. Lovejoy, Jr........................  $21,690 (4 series)   $153,200 (31 funds)

Wesley W. Marple, Jr.........................  $21,690 (4 series)   $140,000 (30 funds)

Jean C. Tempel...............................  $21,690 (4 series)   $140,000 (30 funds)

THE BOARD OF TRUSTEES OF SCUDDER PORTFOLIO TRUST UNANIMOUSLY RECOMMENDS THAT THE
       SHAREHOLDERS OF SCUDDER CORPORATE BOND FUND VOTE FOR EACH NOMINEE.

         PROPOSAL 2:  APPROVAL OF AGREEMENT AND PLAN OF REORGANIZATION

                                  I.  SYNOPSIS

    The following is a summary of certain information contained in this Proxy Statement/Prospectus relating to the Reorganization. This summary is qualified by reference to the more complete information contained elsewhere in this Proxy Statement/Prospectus, the prospectuses and statements of additional information of the Funds, and the Plan. Shareholders should read this entire Proxy Statement/Prospectus carefully.

INTRODUCTION

    The Board of the Trust, including all of the Independent Trustees, approved the Plan at a meeting held on February 7, 2000. Subject to its approval by the shareholders of the Acquired Fund, the Plan provides for (a) the transfer of all or substantially all of the assets and all of the liabilities of the Acquired Fund to the Acquiring Fund in exchange for S Class Shares; (b) the distribution of such shares to the shareholders of the Acquired Fund in complete liquidation of the Acquired Fund; and (c) the abolition of the Acquired Fund as a series of the Trust. As a result of the Reorganization, each shareholder of the Acquired Fund will become a shareholder of the S Class Shares and will hold, immediately after the Reorganization, S Class Shares having an aggregate net asset value equal to the aggregate net asset value of such shareholder's shares of the Acquired Fund on the Valuation Date.

    Scudder Kemper is the investment manager of both Funds. If the Reorganization is completed, the Acquired Fund's shareholders will continue to enjoy all of the same shareholder privileges as they currently enjoy, such as the ability to buy, exchange and sell shares without paying a sales commission, access to professional service representatives, and automatic dividend reinvestment. All services provided to shareholders of the Acquiring Fund are identical to those provided to shareholders of the Acquired Fund. See "Purchase, Redemption and Exchange Information" below.

BACKGROUND OF THE REORGANIZATION

    The Reorganization is part of a broader restructuring program proposed by Scudder Kemper to respond to changing industry conditions and investor needs. The mutual fund industry has grown dramatically over the last ten years. During this period of rapid growth, investment managers expanded the range of fund offerings that they make available to investors in an effort to meet the growing and changing needs and desires of an increasingly large and dynamic group of investors. With this expansion has come increased complexity and competition among mutual funds, as well as increased confusion among investors. The group of no-load funds advised by Scudder Kemper has followed this pattern, increasing from 44 no-load funds in 1990 to 77 no-load funds at present.

    As a result, Scudder Kemper has sought ways to restructure and streamline the management and operations of the funds it advises. Scudder Kemper believes, and has advised the boards, that the consolidation of certain funds advised by it would benefit fund shareholders. Scudder Kemper has, therefore, proposed the consolidation of a number of no-load funds advised by it that Scudder Kemper believes have similar or compatible investment objectives and policies. In many cases, the proposed consolidations are designed to eliminate the substantial overlap in current offerings by the Scudder Funds and the funds offered through the AARP Investment Program (the "AARP Funds"), all of which are advised by Scudder Kemper. Consolidation plans are proposed for other funds that have not gathered enough assets to operate efficiently and, in turn, have relatively high expense ratios. Scudder Kemper believes that these consolidations may help to enhance investment performance of funds and increase efficiency of operations. The Reorganization is also expected to result in lower operating expenses for Acquired Fund shareholders, as described in "Comparison of Expenses" below.

    There are currently five different boards for the no-load funds advised by Scudder Kemper. Scudder Kemper believes, and has proposed to the boards, that creating a single board responsible for the AARP Funds and for the open-end, directly-distributed, no-load Scudder Funds would increase efficiency and benefit fund shareholders. (See Proposal 1 above.)

    As part of this restructuring effort, Scudder Kemper has also proposed the adoption of an administrative fee for most of the no-load funds advised by Scudder Kemper. Under this fee structure, in exchange for payment by a fund of an administrative fee, Scudder Kemper would agree to provide or pay for substantially all services that the fund normally requires for its operations, other than those provided under the fund's investment management agreement and certain other expenses. Such an administrative fee would enable investors to determine with greater certainty the expense level that a fund will experience, and, for the term of the administrative agreement, would transfer substantially all of the risk of increased costs to Scudder Kemper. Scudder Kemper has proposed that the Acquiring Fund implement such an administrative fee upon the Closing, as described in "Administrative Fee" below.

    The fund consolidations, the adoption of an administrative fee and the creation of a single board are expected to have a positive impact on Scudder Kemper, as well. These changes are likely to result in reduced costs (and the potential for increased profitability) for Scudder Kemper in advising or servicing funds.

REASONS FOR THE PROPOSED REORGANIZATION; BOARD APPROVAL

    Since receiving Scudder Kemper's proposals on October 5, 1999, the Independent Trustees have conducted a thorough review of all aspects of the proposed restructuring program. They have been assisted in this regard by their independent counsel and by independent consultants with special expertise in financial and mutual fund industry matters. In the course of discussions with representatives of Scudder Kemper, the Independent Trustees have requested, and Scudder Kemper has accepted, numerous changes designed to protect and enhance the interests of shareholders. See "The Proposed Transaction -- Board Approval of the Proposed Transaction" below.

    The Trustees believe that the Reorganization may provide shareholders of the Acquired Fund with the following benefits:

    - LOWER LONG-TERM EXPENSES. Although the Investment Manager has contractually agreed to maintain the Acquired Fund's total annual Fund operating expenses at 0.00% of average daily net assets through April 30, 2000 and at 1.25% between May 1, 2000 and April 30, 2001 (and, voluntarily, at 0.00% from April 30, 2000 until July 31, 2000), the Investment Manager is under no obligation to continue subsidizing the Acquired Fund's expenses beyond such dates. The Acquired Fund's estimated total annual Fund operating expenses at December 31, 1999 (based on net assets, the number of shareholder accounts and other relevant factors as of that date), without giving effect to any waiver or reimbursement, were 1.78%. It is expected that the total annual Fund operating expenses of the S Class Shares following the Reorganization will be 0.89%. Please refer to "Comparison of Expenses" below.

    - GREATER PREDICTABILITY OF EXPENSES. On or prior to the Closing, the Acquiring Fund and Scudder Kemper will enter into an administrative services agreement pursuant to which Scudder Kemper will provide or pay others to provide substantially all of the administrative services required by the Acquiring Fund, and will pay most Acquiring Fund expenses, in return for payment by the Acquiring Fund of a single administrative fee rate. This agreement, which has an initial three year term, will protect the Acquiring Fund's shareholders from increases in the Acquiring Fund's expense ratio attributed to any increases in the costs of providing these services.

    - SIMILAR INVESTMENT OBJECTIVES AND POLICIES. The combined fund will continue to seek to provide high income while managing its portfolio in a way that is consistent with the prudent investment of shareholders capital. The Funds are currently managed by the same portfolio manager and have similar investments, subject to certain differences described below.

    - INVESTMENT IN A LARGER FUND. Scudder Kemper has advised the Trustees that the Acquired Fund's shareholders will benefit from an investment in a larger fund which will likely have the ability to effect portfolio transactions on more favorable terms and provide Scudder Kemper with greater investment flexibility and the ability to select a larger number of portfolio securities for the combined fund, with the attendant ability to spread investment risks among a larger number of portfolio securities.

    - TAX-FREE REORGANIZATION. It is a condition of the Reorganization that each Fund receive an opinion of tax counsel that the transaction would be a TAX-FREE transaction.

    For these reasons, as more fully described below under "The Proposed Transaction -- Board Approval of the Proposed Transaction," the Trustees of the Trust, including the Independent Trustees, have concluded that:

    - the Reorganization is in the best interests of the Acquired Fund and its shareholders; and

    - the interests of the existing shareholders of the Acquired Fund will not be diluted as a result of the Reorganization.

    ACCORDINGLY, THE TRUSTEES UNANIMOUSLY RECOMMEND APPROVAL OF THE PLAN EFFECTING THE REORGANIZATION. If the Plan is not approved, the Acquired Fund will continue in existence unless other action is taken by the Trustees.

INVESTMENT OBJECTIVES, POLICIES AND RESTRICTIONS OF THE FUNDS

    The investment objectives, policies and restrictions of the Acquired Fund and the Acquiring Fund (and, consequently, the risks of investing in either
Fund) are similar. Some differences do exist. The investment objective of the Acquiring Fund is to provide high income while managing its portfolio in a way that is consistent with the prudent investment of shareholders' capital. The investment objective of the Acquired Fund is to provide high income. There can be no assurance that either Fund will achieve its investment objective. Both Funds have the same portfolio manager and are managed in a substantially similar manner.

    The Acquired Fund invests primarily in corporate bonds, but can invest in other types of bonds, such as Treasuries and mortgage- and asset-backed securities. The Acquiring Fund's primary investments encompass a broader range of income-producing securities, including corporate bonds, U.S. government and agency bonds, and mortgage- and asset-backed securities. Each Fund generally invests in securities from U.S. issuers, but bonds of foreign issuers are permissible investments. The Acquired Fund limits its investments in foreign debt securities denominated in currencies other than the U.S. dollar to 20% of total assets, while the Acquiring Fund does not have this stated limit.

    Each Fund normally invests at least 65% of its total assets in investment-grade bonds, although the Funds have different requirements for the quality of the bonds in which they invest. The Acquiring Fund normally invests at least 65% of its total assets in bonds rated in the three highest quality ratings of Moody's Investors Service, Inc. ("Moody's") or Standard & Poor's Ratings Services ("S&P"). It may invest up to 20% of its total assets in "high-yield" or "junk" bonds, which are rated in the fifth and sixth quality ratings of Moody's and S&P. The Acquired Fund normally invests at least 65% of its total assets in corporate bonds rated in the four highest quality ratings of Moody's or S&P. It may invest up to 35% of its total assets in high-yield or junk bonds, including bonds below the sixth quality rating.

    The Acquiring Fund generally invests in intermediate- and long-term fixed-income securities, but may invest in securities with shorter maturities. The Acquired Fund invests primarily in intermediate corporate bonds, but can also invest in short-term and long-term issues. The Investment Manager intends to keep the Acquired Fund's average weighted maturity (the effective maturity of the Fund's portfolio) between 5 and 10 years, while the Acquiring Fund may have an average weighted maturity of greater than 10 years from time to time. The Investment Manager generally intends to keep each Fund's duration (a measure of sensitivity to interest rate movements) between four and six years.

    The Acquiring Fund's investment restrictions are identical to the Acquired Fund's investment restrictions, as such restrictions are set forth under "Investment Restrictions" in each Fund's statement of additional information. Investment restrictions of each Fund that are fundamental policies may not be changed without the approval of Fund shareholders. Investors should refer to the respective statements of additional information of the Funds for a fuller description of each Fund's investment policies and restrictions.

PORTFOLIO TURNOVER

    The portfolio turnover rate for the Acquiring Fund, i.e., the ratio of the lesser of annual sales or purchases to the monthly average value of the portfolio (excluding from both the numerator and the denominator securities with maturities at the time of acquisition of one year or less), for the fiscal year ended January 31, 2000 was 81%. The portfolio turnover rate for the Acquired Fund for the fiscal year ended January 31, 2000 was 104%.

PERFORMANCE

    The following table shows how each Fund's returns over different periods average out. For context, the table also includes broad-based market indexes (which, unlike the Funds, do not have any fees or expenses). The performances of both Funds and the indexes vary over time. All figures assume reinvestment of dividends and distributions.

                          AVERAGE ANNUAL TOTAL RETURN
             FOR THE PERIODS ENDING DECEMBER 31, 1999 FOR EACH FUND

                                                         ACQUIRING FUND       ACQUIRED FUND
                       ACQUIRING FUND   ACQUIRED FUND   BENCHMARK INDEX**   BENCHMARK INDEX**
                       --------------   -------------   -----------------   -----------------
Past year............      (1.49%)          (0.61%)           (0.82%)              0.49%
Past 5 years.........       6.84%             N/A              7.73%               1.71%
Past 10 years........       7.35%             N/A              7.70%                N/A
Since Inception*.....        N/A             2.75%              N/A                2.92%

------------------------

*  The inception date of the Acquired Fund was August 31, 1998.

** The Acquiring Fund's benchmark index is the Lehman Brothers Aggregate Bond
   Index, an unmanaged, market value-weighted measure of treasury issues, agency issues, corporate bond issues and mortgage securities. The Acquired Fund's benchmark index is the Lehman Brothers Corporate Intermediate Bond Index, a subset of the Lehman Brothers Corporate Bond Index with maturities of less than 10 years, calculated on a total return basis. Index returns are calculated monthly.

    Total return for the Acquiring Fund would have been lower during 1998 and 1999 if the Investment Manager had not maintained expenses during those years. Total return for the Acquired Fund would have been lower during both periods noted in the table above if the Investment Manager had not maintained expenses since inception.

    There may be differences in the Funds' yields. For information regarding each Fund's current 30-day yield, please call (800) 728-3337.

    For management's discussion of the Acquiring Fund's performance for the fiscal year ended January 31, 2000, see Exhibit B attached hereto.

INVESTMENT MANAGER; FEES AND EXPENSES

    Each Fund retains the investment management firm of Scudder Kemper, pursuant to separate contracts, to manage its daily investment and business affairs, subject to the policies established by the Fund's Trustees. Shareholders pay no direct charges or fees for investment management or other services. Scudder Kemper is a Delaware corporation located at Two International Place, Boston, Massachusetts 02110-4103.

    The Investment Manager receives a fee for its services pursuant to its investment management agreement with the Acquiring Fund. For these services, the Acquiring Fund pays the Investment Manager a fee at an annual rate of 0.65% of the first $200 million of average daily net assets, 0.60% of the next

$300 million, and 0.55% on average daily net assets in excess of $500 million. The fee is graduated so that increases in the Acquiring Fund's net assets may result in a lower annual fee rate and decreases in its net assets may result in a higher annual fee rate. As of January 31, 2000, the Acquiring Fund had total net assets of $687,855,292. For the fiscal year ended January 31, 2000, the Acquiring Fund paid the Investment Manager a fee of 0.12% of average daily net assets. By contract, the total annual Fund operating expenses of the Acquiring Fund are maintained at not more than 0.95% of average daily net assets until April 30, 2001.

    Scudder Kemper has proposed a new investment management agreement for the Acquiring Fund. The proposed new investment management agreement includes a new fee rate, which, at all asset levels, is the same as or lower than the current rate applicable to the Acquiring Fund. The proposed new fee rate is 0.65% of the first $200 million of average daily net assets, 0.60% of the next $300 million, 0.55% of the next $500 million, 0.525% of the next $500 million and 0.50% on average daily net assets in excess of $1.5 billion. The effectiveness of each of the new investment management agreement and the Closing is contingent upon the other.

    The Investment Manager receives a fee for its services pursuant to its investment management agreement with the Acquired Fund. For these services, the Acquired Fund pays the Investment Manager a fee at an annual rate of 0.65% of average daily net assets. As of January 31, 2000, the Acquired Fund had total net assets of $40,212,800. For the fiscal year ended January 31, 2000, the Acquired Fund paid the Investment Manager a fee of 0.00% of average daily net assets. By contract, the total annual Fund operating expenses of the Acquired Fund are maintained at 0.00% of average daily net assets until April 30, 2000 and at 1.25% from May 1, 2000 until April 30, 2001. In addition, total annual Fund operating expenses of the Acquired Fund are voluntarily maintained at 0.00% from April 30, 2000 until July 31, 2000.

ADMINISTRATIVE FEE

    On or prior to the Closing, the Acquiring Fund will have entered into an administrative services agreement with Scudder Kemper (the "Administration Agreement"), pursuant to which Scudder Kemper will provide or pay others to provide substantially all of the administrative services required by the Acquiring Fund (other than those provided by Scudder Kemper under its investment management agreement with the Fund, as described above) in exchange for the payment by the Acquiring Fund of an administrative services fee (the "Administrative Fee") of 0.30% of average daily net assets. One effect of this arrangement is to make the Acquiring Fund's future expense ratio more predictable.

The details of this arrangement (including expenses that are not covered) are set out below.

    Various third-party service providers (the "Service Providers"), some of which are affiliated with Scudder Kemper, provide certain services to the Acquiring Fund pursuant to separate agreements with the Fund, subject to oversight and approval by the Trustees. Scudder Fund Accounting Corporation, a subsidiary of Scudder Kemper, computes net asset value for the Acquiring Fund and maintains its accounting records. Scudder Service Corporation, also a subsidiary of Scudder Kemper, is the transfer, shareholder servicing and dividend-paying agent for the shares of the Acquiring Fund. Scudder Trust Company, an affiliate of Scudder Kemper, provides subaccounting and recordkeeping services for shareholder accounts in certain retirement and employee benefit plans. As custodian, State Street Bank and Trust Company holds the portfolio securities of the Acquiring Fund, pursuant to a custodian agreement. PricewaterhouseCoopers LLP audits the financial statements of the Acquiring Fund and provides other audit, tax, and related services. Dechert Price & Rhoads acts as general counsel for the Acquiring Fund. In addition to the fees it pays under its current investment management agreement with Scudder Kemper, the Acquiring Fund pays the fees and expenses associated with these service arrangements, as well as the Acquiring Fund's insurance, registration, printing, postage and other costs.

    Once the Administration Agreement becomes effective, each Service Provider will continue to provide the services that it currently provides to the Acquiring Fund, as described above, under the current arrangements, except that Scudder Kemper will pay these entities for the provision of their services to the Acquiring Fund and will pay most other Fund expenses, including insurance, registration, printing and postage fees. In return, the Acquiring Fund will pay Scudder Kemper the Administrative Fee.

    The proposed Administration Agreement will have an initial term of three years, subject to earlier termination by the Trustees. The fee payable by the Acquiring Fund to Scudder Kemper pursuant to the Administration Agreement would be reduced by the amount of any credit received from the Acquiring Fund's custodian for cash balances.

    Certain expenses of the Acquiring Fund would not be borne by Scudder Kemper under the Administration Agreement, such as taxes, brokerage, interest and extraordinary expenses, and the fees and expenses of the Independent Trustees (including the fees and expenses of their independent counsel). In addition, the Acquiring Fund would continue to pay the fees required by its investment management agreement with Scudder Kemper.

COMPARISON OF EXPENSES

    The tables and examples below are designed to assist you in understanding the various costs and expenses that you will bear directly or indirectly as an investor in the S Class Shares, and comparing these with the expenses of the Acquired Fund. AS INDICATED BELOW, IT IS EXPECTED THAT THE TOTAL EXPENSE RATIO OF THE ACQUIRING FUND FOLLOWING THE REORGANIZATION WILL BE SUBSTANTIALLY LOWER THAN THE CURRENT GROSS EXPENSE RATIO OF THE ACQUIRED FUND (BEFORE GIVING EFFECT TO EXPENSE REIMBURSEMENTS AND WAIVERS). Unless otherwise noted, the information is based on each Fund's expenses and average daily net assets during the twelve months ended October 31, 1999 and a pro forma basis as of that date and for the period then ended, giving effect to the Reorganization.

                        SHAREHOLDER TRANSACTION EXPENSES

                                                    ACQUIRING  ACQUIRED  PRO FORMA(**@)
                                                      FUND       FUND      (COMBINED)
                                                    ---------  --------  --------------
Maximum sales charge (load) imposed on purchases
  (as a percentage of offering price).............    None       None        None
Maximum deferred sales charge (load) (as a
  percentage of purchase price or redemption
  proceeds).......................................    None       None        None
Maximum deferred sales charge (load) imposed on
  reinvested dividends............................    None       None        None
Redemption fee (as a percentage of amount
  redeemed, if applicable)(+).....................    None       None        None

                   ANNUAL FUND OPERATING EXPENSES (UNAUDITED)

                                                    ACQUIRING  ACQUIRED  PRO FORMA(**@)
                                                      FUND       FUND      (COMBINED)
                                                    ---------  --------  --------------
Management fees...................................    0.60%     0.65%         0.58%
Distribution and/or service (12b-1) fees..........   None       None        None
Other expenses....................................    0.90%     1.31%         0.31%
Total annual Fund operating expenses..............    1.50%     1.96%         0.89%
Expense reimbursement.............................    0.55%     0.71%           N/A
Net annual Fund operating expenses................    0.95%*    1.25%(#)        N/A

------------------------

(+)   There is a $5 wire service fee for receiving redemption proceeds via wire.

* By contract, the total annual Fund operating expenses of the Acquiring Fund are maintained at not more than 0.95% of average daily net assets until April 30, 2001. There is no guarantee that this expense reimbursement will continue beyond April 30, 2001.

(#)   By contract, the total annual Fund operating expenses of the Acquired Fund are maintained at 0.00% of average daily net assets until April 30, 2000 and at 1.25% from May 1, 2000 until April 30, 2001. In addition, total annual Fund operating expenses of the Acquired Fund are voluntarily maintained at 0.00% from April 30, 2000 until July 31, 2000. Annual Fund operating expenses in the table above have been restated to reflect the Acquired Fund's net annual Fund operating expenses at 1.25% of average daily net assets. There is no guarantee that these expense waivers will continue beyond April 30, 2000, July 31, 2000 or April 30, 2001, respectively.

** Pro Forma expenses reflect the implementation of the Administrative Fee and of a new investment management fee for the Acquiring Fund to be effective upon the Reorganization.

(@) It is being proposed to shareholders of AARP Bond Fund for Income, another fund advised by Scudder Kemper, that the Acquiring Fund acquire the assets of that other fund. Each of the closing of this other acquisition and the Closing is contingent upon the other. Pro Forma expenses reflect the acquisition by the Acquiring Fund of both this other fund and the Acquired Fund.

    In evaluating the Reorganization, the Independent Trustees also considered the Acquiring Fund's and the Acquired Fund's estimated expense ratios calculated utilizing Fund net assets at December 31, 1999 (rather than average daily net assets for a full year, as used in the table above), the number of shareholder accounts at that date, and other relevant factors. This calculation resulted in an estimated total annual expense ratio (without reflecting any expense reimbursements) of 1.47% for the Acquiring Fund and 1.78% for the Acquired Fund.

EXAMPLES (UNAUDITED)

    Based on the costs above (including one year of capped expenses in each period included in the Acquiring Fund and Acquired Fund columns), the following examples are intended to help you compare the cost of investing in the Funds with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in each Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The examples also assume that your investment has a 5% return each year, you reinvested all dividends and distributions, and each Fund's operating expenses remain the same.

Although your actual costs may be higher or lower, based on these assumptions, your costs would be as follows:

                                        ACQUIRING   ACQUIRED     PRO FORMA
YEAR                                      FUND        FUND     (COMBINED)*(@)
----                                    ---------   --------   --------------
1ST...................................   $   97      $  127        $   91
3RD...................................   $  420      $  547        $  284
5TH...................................   $  766      $  992        $  493
10TH..................................   $1,744      $2,228        $1,096

------------------------

* Pro Forma expenses reflect the implementation of the Administrative Fee and of a new investment management fee for the Acquiring Fund to be effective upon the Reorganization.

(@) It is being proposed to shareholders of AARP Bond Fund for Income, another fund advised by Scudder Kemper, that the Acquiring Fund acquire the assets of that other fund. Each of the closing of this other acquisition and the Closing is contingent upon the other. Pro Forma expenses reflect the acquisition by the Acquiring Fund of both this other fund and the Acquired Fund.

FINANCIAL HIGHLIGHTS

    The financial highlights table for the Acquiring Fund, which is intended to help you understand the Acquiring Fund's financial performance for the past five years, is included in the Acquiring Fund's prospectus dated April 12, 2000, which is included herewith and incorporated herein by reference.

DISTRIBUTION OF SHARES

    Scudder Investor Services, Inc. ("SIS"), Two International Place, Boston, Massachusetts 02110, a subsidiary of the Investment Manager, is the principal underwriter of each Fund. SIS charges no direct fees in connection with the distribution of shares of the Funds. Following the Reorganization, Acquiring Fund shareholders will continue to be able to purchase shares of the funds in the Scudder Family of Funds on a no-load basis.

PURCHASE, REDEMPTION AND EXCHANGE INFORMATION

    The purchase, redemption and exchange procedures and privileges of the Acquired Fund are identical to those of the S Class Shares.

DIVIDENDS AND OTHER DISTRIBUTIONS

    The Acquiring Fund intends to distribute investment company taxable income, exclusive of net short-term capital gains in excess of net long-term capital losses, in March, June, September and December of each year. Following the Reorganization, the Acquiring Fund intends to make such distributions monthly. The Acquired Fund intends to declare dividends from net investment income daily and to distribute them monthly. Each Fund intends to distribute net realized capital gains after utilization of capital loss carryforwards, if any, in December of each year. An additional distribution may be made if necessary. Dividends and distributions of each Fund will be invested in additional shares of the Fund at net asset value and credited to the shareholder's account on the payment date or, at the shareholder's election, paid in cash.

    If the Plan is approved by the Acquired Fund's shareholders, the Acquired Fund will pay its shareholders a distribution of all undistributed net investment income and undistributed realized net capital gains immediately prior to the Closing.

TAX CONSEQUENCES

    As a condition to the Reorganization, the Acquiring Fund and the Acquired Fund will have received an opinion of Willkie Farr & Gallagher in connection with the Reorganization, to the effect that, based upon certain facts, assumptions and representations, the Reorganization will constitute a tax-free reorganization within the meaning of section 368(a)(1) of the Internal Revenue Code of 1986, as amended (the "Code"). If the Reorganization constitutes a tax-free reorganization, no gain or loss will be recognized by the Acquired Fund or its shareholders as a direct result of the Reorganization. See "The Proposed Transaction -- Federal Income Tax Consequences."

                          II.  PRINCIPAL RISK FACTORS

    Because of their similar investment objectives, policies and strategies, the principal risks presented by the Acquiring Fund are similar to those presented by the Acquired Fund. The main risks applicable to each Fund include, among others, management risk (i.e., securities selection by the Investment Manager), risk associated with interest rates, and risk associated with credit quality. Interest rate risk is generally greater for funds investing in fixed income securities with longer maturities. Because the Acquiring Fund generally invests in securities with longer maturities than does the Acquired Fund, interest rate risk will generally be greater for the Acquiring Fund than for the Acquired Fund.

    To the extent that either Fund emphasizes bonds from any given industry, it could be hurt if that industry does not do well and its securities become less desirable. If bonds are paid off substantially earlier than expected, this would also hurt each Fund's performance. Mortgage-backed securities carry additional risks and may be more volatile than many other types of debt securities. While both Funds may invest in these securities, the Acquiring Fund is likely to invest more in these securities than the Acquired Fund.

    Investments in high yield securities, or "junk bonds," entail relatively greater risk of loss of income and principal than investments in higher rated securities, and may fluctuate more in value. This risk may affect both Funds, but may be more pronounced for the Acquired Fund, which may invest a larger percentage of its assets in high-yield bonds than the Acquiring Fund. Certain risks are also associated particularly with corporate bonds. These may affect both Funds, but may be more significant for the Acquired Fund, which primarily invests in corporate bonds. Because the economy affects corporate bond performance, the Acquired Fund may perform less well than other types of bond funds when the economy is weak.

    Lastly, to the extent that a Fund invests in foreign securities, it may be exposed to the risks associated with such investments and foreign currency risk. Foreign investments tend to be more volatile than their U.S. counterparts, for various reasons including political and economic uncertainties and difficulty in obtaining accurate information. While both Funds may invest in foreign debt securities denominated in currencies other than the U.S. dollar, the Acquiring Fund is permitted to do so to a greater extent than the Acquired Fund and may, therefore, have more exposure to the risks of investing in such securities and to foreign currency risk.

    For a further discussion of the investment techniques and risk factors applicable to the Funds, see the "Investment Objectives, Policies and Restrictions of the Funds" above, and the Prospectuses and Statements of Additional Information for the Funds, which are incorporated by reference herein.

                         III.  THE PROPOSED TRANSACTION

DESCRIPTION OF THE PLAN

    As stated above, the Plan provides for the transfer of all or substantially all of the assets of the Acquired Fund to the Acquiring Fund in exchange for that number of full and fractional S Class Shares having an aggregate net asset value equal to the aggregate net asset value of the Acquired Fund as of the close of business on the Valuation Date. The Acquiring Fund will assume all of the liabilities of the Acquired Fund. The Acquired Fund will distribute the

S Class Shares received in the exchange to the shareholders of the Acquired Fund in complete liquidation of the Acquired Fund. The Acquired Fund will be abolished as a series of the Trust.

    Upon completion of the Reorganization, each shareholder of the Acquired Fund will own that number of full and fractional S Class Shares having an aggregate net asset value equal to the aggregate net asset value of such shareholder's shares held in the Acquired Fund immediately as of the close of business on the Valuation Date. Such shares will be held in an account with the Trust identical in all material respects to the account currently maintained by the Trust for such shareholder. In the interest of economy and convenience, S Class Shares issued to the Acquired Fund's shareholders will be in uncertificated form.

    Until the Closing, shareholders of the Acquired Fund will continue to be able to redeem their shares at the net asset value next determined after receipt by the Acquired Fund's transfer agent of a redemption request in proper form. Redemption and purchase requests received by the transfer agent after the Closing will be treated as requests received for the redemption or purchase of S Class Shares received by the shareholder in connection with the Reorganization.

    The obligations of the Trust on behalf of each of the Acquired Fund and the Acquiring Fund under the Plan are subject to various conditions, as stated therein. Among other things, the Plan requires that all filings be made with, and all authority be received from, the SEC and state securities commissions as may be necessary in the opinion of counsel to permit the parties to carry out the transactions contemplated by the Plan. The Acquired Fund and the Acquiring Fund are in the process of making the necessary filings. To provide against unforeseen events, the Plan may be terminated or amended at any time prior to the Closing by action of the Trustees of the Trust, notwithstanding the approval of the Plan by the shareholders of the Acquired Fund. However, no amendment may be made that materially adversely affects the interests of the shareholders of the Acquired Fund without obtaining the approval of the Acquired Fund's shareholders. The Acquired Fund and the Acquiring Fund may at any time waive compliance with certain of the covenants and conditions contained in the Plan. For a complete description of the terms and conditions of the Reorganization, see the Plan at Exhibit A.

    Scudder Kemper will pay the Acquired Fund's allocable share of expenses associated with the Reorganization. The Acquiring Fund will pay its own allocable share of expenses associated with the Reorganization, except that Scudder Kemper will bear any such expenses in excess of $450,559 (approximately $0.0077 per share, based on December 31, 1999 net assets for the

Acquiring Fund). Acquiring Fund shareholders indirectly bear a portion of these Acquiring Fund expenses.

BOARD APPROVAL OF THE PROPOSED TRANSACTION

    Scudder Kemper first proposed the Reorganization to the Independent Trustees of the Acquired Fund at a meeting held on October 5, 1999. The Reorganization was presented to the Trustees and considered by them as part of a broader initiative by Scudder Kemper to restructure many of the mutual funds advised by it that are currently offered to retail investors (see "Synopsis -- Background of the Reorganization" above). This initiative includes four major components:

        (i) The combination of funds with similar investment objectives and policies, including in particular the combination of the AARP Funds with similar Scudder Funds currently offered to the general public;

        (ii) The liquidation of certain small funds which have not achieved market acceptance and which are unlikely to reach an efficient operating size;

       (iii) The implementation of an administration agreement for each fund, covering, for a single fee rate, substantially all services required for the operation of the fund (other than those provided under the fund's investment management agreement) and most expenses; and

        (iv) The consolidation of the separate boards currently responsible for overseeing several groups of no-load funds managed by Scudder Kemper into a single board.

    The Independent Trustees of the Acquired Fund reviewed the potential implications of these proposals for the Acquired Fund as well as the various other funds for which they serve as trustees or directors. They were assisted in this review by their independent legal counsel and by independent consultants with special expertise in financial and mutual fund industry matters. Following the October 5 meeting, the Independent Trustees met in person or by telephone on seven occasions (including committee meetings) to review and discuss these proposals, both among themselves and with representatives of Scudder Kemper. On a number of occasions, these meetings included representatives of the independent trustees or directors of other funds affected by these proposals. In the course of their review, the Independent Trustees requested and received substantial additional information and suggested numerous changes to Scudder Kemper's proposals, many of which were accepted.

    Following the conclusion of this process, the Independent Trustees of the Acquired Fund, the independent trustees or directors of other funds involved and Scudder Kemper reached general agreement on the elements of a restructuring plan as it affects shareholders of various funds and, where required, agreed to submit elements of the plan for approval to shareholders of those funds.

    On February 7, 2000, the Board of the Acquired Fund, including the Independent Trustees of the Acquired Fund, approved the terms of the Reorganization and certain related proposals. The Independent Trustees have also unanimously agreed to recommend that the Reorganization be approved by the Acquired Fund's shareholders.

    In determining to recommend that the shareholders of the Acquired Fund approve the Reorganization, the Board considered, among other factors: (a) the fees and expense ratios of the Funds, including comparisons between the expenses of the Acquired Fund and the estimated operating expenses of the Acquiring Fund, and between the estimated operating expenses of the Acquiring Fund and other mutual funds with similar investment objectives; (b) the terms and conditions of the Reorganization and whether the Reorganization would result in the dilution of shareholder interests; (c) the compatibility of the Acquired Fund's and the Acquiring Fund's investment objectives, policies, restrictions and portfolios;
(d) the agreement by Scudder Kemper to provide services to the Acquiring Fund for a fixed fee rate under the Administration Agreement with an initial three year term; (e) the service features available to shareholders of the Acquired Fund and the Acquiring Fund; (f) the costs to be borne by the Acquired Fund, the Acquiring Fund and Scudder Kemper as a result of the Reorganization;
(g) prospects for the Acquiring Fund to attract additional assets; (h) the tax consequences of the Reorganization on the Acquired Fund, the Acquiring Fund and their respective shareholders; and (i) the investment performance of the Acquired Fund and the Acquiring Fund.

    The Trustees also gave extensive consideration to possible economies of scale that might be realized by Scudder Kemper in connection with the Reorganization, as well as the other fund combinations included in Scudder Kemper's restructuring proposal. The Trustees concluded that these economies were appropriately reflected in the fee and expense arrangements of the Acquiring Fund, as proposed to be revised upon completion of the Reorganization. In particular, the Trustees considered the benefits to shareholders resulting from locking in the rate of the Acquiring Fund's Administrative Fee for an initial three-year period. Because the Acquiring Fund will pay only its stated Administrative Fee rate for such services and expenses regardless of changes in actual costs, the Acquiring Fund's shareholders will be protected from increases in the

Acquiring Fund's expense ratio attributable to increases in such actual costs. The Board also considered the protection this would afford shareholders if the Acquiring Fund's net assets declined as a result of market fluctuations or net redemptions.

    The Trustees also considered the impact of the Reorganization on the total expenses to be borne by shareholders of the Acquired Fund. As noted above under "Comparison of Expenses," the pro forma total expense ratio (reflecting the Administrative Fee) for the combined Fund following the Reorganization is substantially lower than the current gross expense ratio of the Acquired Fund (before giving effect to expense reimbursements and waivers). The Board also considered that the Reorganization would permit the shareholders of the Acquired Fund to pursue similar investment goals in a larger fund. In this regard, Scudder Kemper advised the Trustees of the Acquired Fund that the Acquired Fund's shareholders will benefit from being in a larger fund which will likely have the ability to effect portfolio transactions on more favorable terms and provide Scudder Kemper with greater investment flexibility and the ability to select a larger number of portfolio securities for the combined Fund, with the ability to spread investment risks among a larger number of portfolio securities.

    Finally, the Trustees concluded that the shareholders of the Acquired Fund would be better served by having their interests represented by a single board of trustees with responsibility for overseeing substantially all of the funds to be marketed as a "family of funds" through Scudder's no-load distribution channels. Accordingly, the Trustees unanimously agreed to recommend the election of a new consolidated board comprised of representatives of each of the various boards currently serving as trustees or directors of these funds.

    Based on all of the foregoing, the Board concluded that the Acquired Fund's participation in the Reorganization would be in the best interests of the Acquired Fund and would not dilute the interests of the Acquired Fund's shareholders. THE BOARD OF TRUSTEES, INCLUDING THE INDEPENDENT TRUSTEES, UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS OF THE ACQUIRED FUND APPROVE THE REORGANIZATION.

DESCRIPTION OF THE SECURITIES TO BE ISSUED

    The Acquiring Fund is a series of the Trust, a Massachusetts business trust established under a Declaration of Trust dated September 20, 1984, as amended. The Trust's authorized capital consists of an unlimited number of shares of beneficial interest, par value $0.01 per share. The Trustees of the Trust are authorized to divide the Trust's shares into separate series. The Acquiring Fund is one of four series of the Trust that the Board has created to date. The Trustees of the Trust are also authorized to further divide the shares of the series of the Trust into classes. The Trustees of the Trust have authorized the division of the Acquiring Fund into two classes, S Class and AARP Class. It is anticipated that this division will occur prior to the Closing and that shares of the Acquiring Fund existing at that time will be redesignated as S
Class Shares of the Acquiring Fund. If the division does not occur prior to the Closing, then the Reorganization will not be consummated. Although shareholders of different classes of a series have an interest in the same portfolio of assets, shareholders of different classes may bear different expenses in connection with different methods of distribution and certain other matters.

    Each share of each class of the Acquiring Fund represents an interest in the Acquiring Fund that is equal to and proportionate with each other share of that class of the Acquiring Fund. Acquiring Fund shareholders are entitled to one vote per share held on matters on which they are entitled to vote. In the areas of shareholder voting and the powers and conduct of the Trustees, there are no material differences between the rights of shareholders of the Acquired Fund and the rights of shareholders of the Acquiring Fund.

FEDERAL INCOME TAX CONSEQUENCES

    The Reorganization is conditioned upon the receipt by the Trust, on behalf of each Fund, of an opinion from Willkie Farr & Gallagher, substantially to the effect that, based upon certain facts, assumptions and representations of the parties, for federal income tax purposes: (i) the transfer to the Acquiring Fund of all or substantially all of the assets of the Acquired Fund in exchange solely for S Class Shares and the assumption by the Acquiring Fund of all of the liabilities of the Acquired Fund, followed by the distribution of such shares to the Acquired Fund's shareholders in exchange for their shares of the Acquired Fund in complete liquidation of the Acquired Fund, will constitute a "reorganization" within the meaning of Section 368(a)(1) of the Code, and the Acquiring Fund and the Acquired Fund will each be "a party to a reorganization" within the meaning of Section 368(b) of the Code; (ii) no gain or loss will be recognized by the Acquired Fund upon the transfer of all or substantially all of its assets to the Acquiring Fund in exchange solely for S Class Shares and the assumption by the Acquiring Fund of all of the liabilities of the Acquired Fund or upon the distribution of the S Class Shares to the Acquired Fund shareholders in exchange for their shares of the Acquired Fund; (iii) the basis of the assets of the Acquired Fund in the hands of the Acquiring Fund will be the same as the basis of such assets of the Acquired Fund immediately prior to the transfer;
(iv) the holding period of the assets of the Acquired Fund in the hands of the Acquiring Fund will include the period during which such assets were held by the Acquired Fund; (v) no gain or loss will be recognized by the Acquiring Fund upon the receipt of the assets of the Acquired Fund in exchange for

S Class Shares and the assumption by the Acquiring Fund of all of the liabilities of the Acquired Fund; (vi) no gain or loss will be recognized by the shareholders of the Acquired Fund upon the receipt of the S Class Shares solely in exchange for their shares of the Acquired Fund as part of the transaction;
(vii) the basis of the S Class Shares received by the shareholders of the Acquired Fund will be the same as the basis of the shares of the Acquired Fund exchanged therefor; and (viii) the holding period of S Class Shares received by the shareholders of the Acquired Fund will include the holding period during which the shares of the Acquired Fund exchanged therefor were held, provided that at the time of the exchange the shares of the Acquired Fund were held as capital assets in the hands of the shareholders of the Acquired Fund.

    After the Closing, the Acquiring Fund may dispose of certain securities received by it from the Acquired Fund in connection with the Reorganization, which may result in transaction costs and capital gains.

    While the Trust is not aware of any adverse state or local tax consequences of the proposed Reorganization, it has not requested any ruling or opinion with respect to such consequences and shareholders may wish to consult their own tax adviser with respect to such matters.

CAPITALIZATION

    The following table shows on an unaudited basis the capitalization of each Fund and AARP Bond Fund for Income(@) as of October 31, 1999, and on a pro forma basis as of that date, giving effect to the Reorganization:

                        ACQUIRING        AARP BOND       ACQUIRED      PRO FORMA     PRO FORMA
                           FUND       FUND FOR INCOME      FUND       ADJUSTMENTS   COMBINED(1)
                       ------------   ---------------   -----------   -----------   ------------
NET ASSETS
S Class Shares.......  $734,185,802                     $39,378,995    ($450,559)(2) $773,114,238
AARP Class...........                  $207,756,913                                 $207,756,913
                                                                                    ------------
Total Net Assets.....                                                               $980,871,151(3)
                                                                                    ============
SHARES OUTSTANDING
S Class Shares.......    58,884,573                       3,461,403      300,970      62,045,006
AARP Class...........                    14,699,471                    1,974,439      16,673,910
NET ASSET VALUE PER
  SHARE
S Class Shares.......  $      12.47                     $     11.38                 $      12.46
AARP Class...........                  $      14.13                                 $      12.46

------------------------------

(@) It is being proposed to shareholders of AARP Bond Fund for Income, another fund advised by Scudder Kemper, that the Acquiring Fund acquire the assets of that other fund. Each of the closing of this other acquisition and the Closing is contingent upon the other. The Pro Forma capitalization information above reflects the acquisition by the Acquiring Fund of both this other fund and the Acquired Fund.

(1) Assumes the Reorganization had been consummated on October 31, 1999, and is for information purposes only. No assurance can be given as to how many shares of the Acquiring Fund will be received by the shareholders of the Acquired Fund and AARP Bond Fund for Income on the date the Reorganization takes place, and the foregoing should not be relied upon to reflect the number of shares of the Acquiring Fund that actually will be received on or after such date.

(2) Represents one-time proxy, legal, accounting and other costs of the Reorganization of $450,559 to be borne by the Acquiring Fund.

(3) Pro forma combined net assets do not reflect expense reductions that would result from the implementation of the Administrative Fee and a new investment management fee for the Acquiring Fund.

THE BOARD OF TRUSTEES OF SCUDDER PORTFOLIO TRUST UNANIMOUSLY RECOMMENDS THAT THE
 SHAREHOLDERS OF SCUDDER CORPORATE BOND FUND VOTE IN FAVOR OF THIS PROPOSAL 2.

     PROPOSAL 3: RATIFICATION OR REJECTION OF THE SELECTION OF INDEPENDENT
                                  ACCOUNTANTS

    The Board of the Trust, including a majority of the Independent Trustees, has selected PricewaterhouseCoopers LLP to act as independent accountants of the Acquired Fund for the Acquired Fund's current fiscal year. One or more representatives of PricewaterhouseCoopers LLP are expected to be present at the Meeting and will have an opportunity to make a statement if they so desire. Such representatives are expected to be available to respond to appropriate questions posed by shareholders or management.

THE BOARD OF TRUSTEES OF SCUDDER PORTFOLIO TRUST UNANIMOUSLY RECOMMENDS THAT THE
 SHAREHOLDERS OF SCUDDER CORPORATE BOND FUND VOTE IN FAVOR OF THIS PROPOSAL 3.

                             ADDITIONAL INFORMATION

INFORMATION ABOUT THE FUNDS

    Additional information about the Trust, the Funds and the Reorganization has been filed with the SEC and may be obtained without charge by writing to Scudder Investor Services, Inc., Two International Place, Boston, MA 02110-4103, or by calling 1-800-225-2470.

    The Trust is subject to the informational requirements of the Securities Exchange Act of 1934, as amended, and the 1940 Act, and in accordance therewith, files reports, proxy material and other information about each of the Funds with the SEC. Such reports, proxy material and other information filed by the Trust can be inspected and copied at the Public Reference Room maintained by the SEC at 450 Fifth Street, N.W., Washington, D.C. 20549 and at the following SEC Regional Offices: Northeast Regional Office, 7 World Trade Center,
Suite 1300, New York, NY 10048; Southeast Regional Office, 1401 Brickell Avenue, Suite 200, Miami, FL 33131; Midwest Regional Office, Citicorp Center, 500 W. Madison Street, Chicago, IL, 60661-2511; Central Regional Office, 1801 California Street, Suite 4800, Denver, CO 80202-2648; and Pacific Regional Office, 5670 Wilshire Boulevard, 11th Floor, Los Angeles, CA 90036-3648. Copies of such material can also be obtained from the Public Reference Branch, Office of Consumer Affairs and Information Services, Securities and Exchange Commission, 450 Fifth Street, N.W., Washington, D.C. 20549 at prescribed rates. The SEC maintains an Internet World Wide Web site (at http://www.sec.gov) which contains the statements of additional information for the Trust, materials that are incorporated by reference into the Trust's prospectuses and statements of additional information, and other information about the Trust and the Funds.

INTERESTS OF CERTAIN PERSONS

    The Investment Manager has a financial interest in the Reorganization, arising from the fact that its fee under its investment management agreement with the Acquiring Fund will increase as the amount of the Acquiring Fund's assets increases. The amount of those assets will increase by virtue of the Reorganization. See "Synopsis -- Investment Manager; Fees and Expenses" above.

GENERAL

    PROXY SOLICITATION. Proxy solicitation costs will be considered Reorganization expenses and will be allocated accordingly. In addition to solicitation by mail, certain officers and representatives of the Trust, officers and employees of Scudder Kemper and certain financial services firms and their representatives, who will receive no extra compensation for their services, may solicit proxies by telephone, telegram or personally.

    Any Acquired Fund shareholder giving a proxy has the power to revoke it by mail (addressed to the Secretary at the principal executive office of the Acquired Fund, c/o Scudder Kemper Investments, Inc., at the address for the Acquired Fund shown at the beginning of this Proxy Statement/Prospectus) or in person at the Meeting, by executing a superseding proxy or by submitting a notice of revocation to the Acquired Fund. All properly executed proxies received in time for the Meeting will be voted as specified in the proxy or, if no specification is made, in favor of each Proposal.

    The presence at any shareholders' meeting, in person or by proxy, of the holders of one-third of the shares of the Trust (for a trust-wide vote) or the Acquired Fund (for a fund-wide vote) entitled to be cast shall be necessary and sufficient to constitute a quorum for the transaction of business. In the event that the necessary quorum to transact business or the vote required to approve any Proposal is not obtained at the Meeting, the persons named as proxies may propose one or more adjournments of the Meeting in accordance with applicable law to permit further solicitation of proxies with respect to that Proposal. Any such adjournment as to a matter will require the affirmative vote of the holders of a majority of the Trust's (for a trust-wide vote) or the Acquired Fund's (for a fund-wide vote) shares present in person or by proxy at the Meeting. The persons named as proxies will vote in favor of any such adjournment those proxies which they are entitled to vote in favor of that Proposal and will vote against any such adjournment those proxies to be voted against that Proposal. For purposes of determining the presence of a quorum for transacting business at the Meeting, abstentions and broker "non-votes" will be treated as shares that are present but which have not been voted. Broker non-votes are proxies received by the Acquired Fund from brokers or nominees when the broker or nominee has neither received instructions from the beneficial owner or other persons entitled to vote nor has discretionary power to vote on a particular matter. Accordingly, shareholders are urged to forward their voting instructions promptly.

    Approval of Proposal 1 requires the affirmative vote of a plurality of the shares of the Trust voting at the Meeting. Approval of Proposal 2 requires the affirmative vote of the holders of a majority of the Acquired Fund's shares outstanding and entitled to vote thereon. Approval of Proposal 3 requires the affirmative vote of a majority of the shares of the Acquired Fund voting at the Meeting. Abstentions and broker non-votes will not be counted in favor of, but will have no other effect on, Proposal 1 and will have the effect of a "no" vote on Proposals 2 and 3.

    Holders of record of the shares of the Acquired Fund at the close of business on April 17, 2000 will be entitled to one vote per share on all business of the Meeting. As of March 20, 2000 there were 3,787,806 shares of the Acquired Fund outstanding.

    As of January 31, 2000, the officers and Trustees of the Trust as a group owned beneficially less than 1% of the outstanding shares of the Acquiring Fund. Appendix 2 hereto sets forth the beneficial owners of at least 5% of each Fund's shares, as well as the beneficial owners of at least 5% of the shares of each other series of the Trust. To the best of the Trust's knowledge, as of January 31, 2000, no person owned beneficially at least 5% of either Fund's outstanding shares or the shares of any other series of the Trust, except as stated in Appendix 2.

    Shareholder Communications Corporation ("SCC") has been engaged to assist in the solicitation of proxies, at an estimated cost of $488. As the Meeting date approaches, certain shareholders of the Acquired Fund may receive a telephone call from a representative of SCC if their votes have not yet been received. Authorization to permit SCC to execute proxies may be obtained by telephonic or electronically transmitted instructions from shareholders of the Acquired Fund. Proxies that are obtained telephonically will be recorded in accordance with the procedures set forth below. The Trustees believe that these procedures are reasonably designed to ensure that both the identity of the shareholder casting the vote and the voting instructions of the shareholder are accurately determined.

    In all cases where a telephonic proxy is solicited, the SCC representative is required to ask for each shareholder's full name, address, social security or employer identification number, title (if the shareholder is authorized to act on behalf of an entity, such as a corporation), and the number of shares owned, and to confirm that the shareholder has received the proxy materials in the mail. If the information solicited agrees with the information provided to SCC, then the SCC representative has the responsibility to explain the process, read the Proposals on the proxy card(s), and ask for the shareholder's instructions on the Proposals. Although the SCC representative is permitted to answer questions about the process, he or she is not permitted to recommend to the shareholder how to vote, other than to read any recommendation set forth in the proxy statement. SCC will record the shareholder's instructions on the card. Within 72 hours, the shareholder will be sent a letter or mailgram to confirm his or her vote and asking the shareholder to call SCC immediately if his or her instructions are not correctly reflected in the confirmation.

    If a shareholder wishes to participate in the Meeting, but does not wish to give a proxy by telephone or electronically, the shareholder may still submit the proxy card(s) originally sent with the proxy statement or attend in person. Should shareholders require additional information regarding the proxy or replacement proxy card(s), they may contact SCC toll-free at 1-800-603-1915. Any proxy given by a shareholder is revocable until voted at the Meeting.

    Shareholders may also provide their voting instructions through telephone touch-tone voting or Internet voting. These options require shareholders to input a control number which is located on each voting instruction card. After inputting this number, shareholders will be prompted to provide their voting instructions on the Proposals. Shareholders will have an opportunity to review their voting instructions and make any necessary changes before submitting their voting instructions and terminating their telephone call or Internet link. Shareholders who vote on the Internet, in addition to confirming their voting instructions prior to submission, will also receive an e-mail confirming their instructions.

    SHAREHOLDER PROPOSALS FOR SUBSEQUENT MEETINGS. Shareholders wishing to submit proposals for inclusion in a proxy statement for a shareholder meeting subsequent to the Meeting, if any, should send their written proposals to the Secretary of the Trust, c/o Scudder Kemper Investments, Inc., Two International Place, Boston, Massachusetts 02110, within a reasonable time before the solicitation of proxies for such meeting. The timely submission of a proposal does not guarantee its inclusion.

    OTHER MATTERS TO COME BEFORE THE MEETING. No Trustee is aware of any matters that will be presented for action at the Meeting other than the matters set forth herein. Should any other matters requiring a vote of shareholders arise, the proxy in the accompanying form will confer upon the person or persons entitled to vote the shares represented by such proxy the discretionary authority to vote the shares as to any such other matters in accordance with their best judgment in the interest of the Trust and/or the Acquired Fund.

    PLEASE COMPLETE, SIGN AND RETURN THE ENCLOSED PROXY CARD(S) (OR TAKE ADVANTAGE OF AVAILABLE ELECTRONIC OR TELEPHONIC VOTING PROCEDURES) PROMPTLY. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.

                                 By Order of the Board,

                                 [/S/ JOHN MILLETTE]

                                 John Millette
                                 Secretary

                        INDEX OF EXHIBITS AND APPENDICES

EXHIBIT A:   Agreement and Plan of Reorganization

EXHIBIT B:   Management's Discussion of Acquiring Fund's
             Performance

APPENDIX 1:  Trustee and Nominee Shareholdings

APPENDIX 2:  Beneficial Owners of Fund Shares

                                                                       EXHIBIT A

                      AGREEMENT AND PLAN OF REORGANIZATION

    THIS AGREEMENT AND PLAN OF REORGANIZATION (the "Agreement") is made as of
this    day of          , 2000, by and between Scudder Portfolio Trust (the
"Trust"), a Massachusetts business trust with its principal place of business at Two International Place, on behalf of each of Scudder Income Fund (the "Acquiring Fund") and Scudder Corporate Bond Fund (the "Acquired Fund" and, together with the Acquiring Fund, each a "Fund" and collectively the "Funds"). Each of the Acquiring Fund and the Acquired Fund is a separate series of the Trust.

    This Agreement is intended to be and is adopted as a plan of reorganization and liquidation within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended (the "Code"). The reorganization (the "Reorganization") will consist of the transfer of all or substantially all of the assets of the Acquired Fund to the Acquiring Fund in exchange solely for voting shares of beneficial interest of the S Class of shares ($.01 par value per share) of the Acquiring Fund (the "Acquiring Fund Shares"), the assumption by the Acquiring Fund of all of the liabilities of the Acquired Fund and the distribution of the Acquiring Fund Shares to the shareholders of the Acquired Fund in complete liquidation of the Acquired Fund as provided herein, all upon the terms and conditions hereinafter set forth in this Agreement.

    NOW, THEREFORE, in consideration of the premises and of the covenants and agreements hereinafter set forth, the parties hereto covenant and agree as follows:

1. TRANSFER OF ASSETS OF THE ACQUIRED FUND TO THE ACQUIRING FUND IN EXCHANGE FOR ACQUIRING FUND SHARES, THE ASSUMPTION OF ALL ACQUIRED FUND LIABILITIES AND THE LIQUIDATION OF THE ACQUIRED FUND

    1.1. Subject to the terms and conditions herein set forth and on the basis of the representations and warranties contained herein, the Acquired Fund agrees to transfer to the Acquiring Fund all or substantially all of the Acquired Fund's assets as set forth in section 1.2, and the Acquiring Fund agrees in exchange therefor (i) to deliver to the Acquired Fund that number of full and fractional Acquiring Fund Shares determined by dividing the value of the Acquired Fund's net assets, computed in the manner and as of the time and date set forth in section 2.1, by the net asset value of one Acquiring Fund Share, computed in the manner and as of the time and date set forth in section 2.2; and
(ii) to assume all of the liabilities of the Acquired Fund. Such transactions shall take place at the closing provided for in section 3.1 (the "Closing").

    1.2. The assets of the Acquired Fund to be acquired by the Acquiring Fund (the "Assets") shall consist of all assets, including, without limitation, all cash, cash equivalents, securities, commodities and futures interests and dividends or interest or other receivables that are owned by the Acquired Fund and any deferred or prepaid expenses shown on the unaudited statement of assets and liabilities of the Acquired Fund prepared as of the effective time of the Closing in accordance with generally accepted accounting principles ("GAAP") applied consistently with those of the Acquired Fund's most recent audited balance sheet. The Assets shall constitute at least 90% of the fair market value of the net assets, and at least 70% of the fair market value of the gross assets, held by the Acquired Fund immediately before the Closing (excluding for these purposes assets used to pay the dividends and other distributions paid pursuant to section 1.4).

    1.3. The Acquired Fund will endeavor to discharge all of its known liabilities and obligations prior to the Closing Date as defined in section 3.1.

    1.4. On or as soon as practicable prior to the Closing Date as defined in section 3.1, the Acquired Fund will declare and pay to its shareholders of record one or more dividends and/or other distributions so that it will have distributed substantially all of its investment company taxable income (computed without regard to any deduction for dividends paid) and realized net capital gain, if any, for the current taxable year through the Closing Date.

    1.5. Immediately after the transfer of Assets provided for in section 1.1, the Acquired Fund will distribute to the Acquired Fund's shareholders of record (the "Acquired Fund Shareholders"), determined as of the Valuation Time (as defined in section 2.1), on a pro rata basis, the Acquiring Fund Shares received by the Acquired Fund pursuant to section 1.1 and will completely liquidate. Such distribution and liquidation will be accomplished by the transfer of the Acquiring Fund Shares then credited to the account of the Acquired Fund on the books of the Acquiring Fund to open accounts on the share records of the Acquiring Fund in the names of the Acquired Fund Shareholders. The aggregate net asset value of Acquiring Fund Shares to be so credited to Acquired Fund Shareholders shall be equal to the aggregate net asset value of the Acquired Fund shares owned by such shareholders as of the Valuation Time. All issued and outstanding shares of the Acquired Fund will simultaneously be cancelled on the books of the Acquired Fund, although share certificates representing interests in shares of the Acquired Fund will represent a number of Acquiring Fund Shares after the Closing Date as determined in accordance with section 2.3. The Acquiring Fund will not issue certificates representing Acquiring Fund Shares in connection with such exchange.

    1.6. Ownership of Acquiring Fund Shares will be shown on the books of the Acquiring Fund. Shares of the Acquiring Fund will be issued in the manner described in the Acquiring Fund's then-current prospectus and statement of additional information.

    1.7. Any reporting responsibility of the Acquired Fund including, without limitation, the responsibility for filing of regulatory reports, tax returns, or other documents with the Securities and Exchange Commission (the "Commission"), any state securities commission, and any federal, state or local tax authorities or any other relevant regulatory authority, is and shall remain the responsibility of the Acquired Fund.

    1.8. All books and records of the Acquired Fund, including all books and records required to be maintained under the Investment Company Act of 1940, as amended (the "1940 Act"), and the rules and regulations thereunder, shall be available to the Acquiring Fund from and after the Closing Date and shall be turned over to the Acquiring Fund as soon as practicable following the Closing Date.

2.  VALUATION

    2.1. The value of the Assets shall be computed as of the close of regular trading on The New York Stock Exchange, Inc. (the "NYSE") on the business day immediately preceding the Closing Date, as defined in Section 3.1 (the "Valuation Time") after the declaration and payment of any dividends and/or other distributions on that date, using the valuation procedures set forth in the Trust's Declaration of Trust, as amended, and then-current prospectus or statement of additional information.

    2.2. The net asset value of an Acquiring Fund share shall be the net asset value per share computed as of the Valuation Time using the valuation procedures referred to in section 2.1.

    2.3. The number of the Acquiring Fund Shares to be issued (including fractional shares, if any) in exchange for the Assets shall be determined by dividing the value of the Assets with respect to shares of the Acquired Fund determined in accordance with section 2.1 by the net asset value of an Acquiring Fund Share determined in accordance with section 2.2.

    2.4. All computations of value hereunder shall be made by or under the direction of each Fund's respective accounting agent, if applicable, in accordance with its regular practice and the requirements of the 1940 Act and shall be subject to confirmation by each Fund's respective independent accountants upon the reasonable request of the other Fund.

3.  CLOSING AND CLOSING DATE

    3.1. The Closing of the transactions contemplated by this Agreement shall be July 31, 2000, or such later date as the parties may agree in writing (the "Closing Date"). All acts taking place at the Closing shall be deemed to take place simultaneously as of 9:00 a.m., Eastern time, on the Closing Date, unless otherwise agreed to by the parties. The Closing shall be held at the offices of Dechert Price & Rhoads, Ten Post Office Square -- South, Boston, MA 02109, or at such other place and time as the parties may agree.

    3.2. The Acquired Fund shall deliver to Acquiring Fund on the Closing Date a schedule of Assets.

    3.3. State Street Bank and Trust Company ("State Street"), custodian for the Acquired Fund, shall deliver at the Closing a certificate of an authorized officer stating that (a) the Assets shall have been delivered in proper form to State Street, custodian for the Acquiring Fund, prior to or on the Closing Date and (b) all necessary taxes in connection with the delivery of the Assets, including all applicable federal and state stock transfer stamps, if any, have been paid or provision for payment has been made. The Acquired Fund's portfolio securities represented by a certificate or other written instrument shall be presented by the custodian for the Acquired Fund to the custodian for the Acquiring Fund for examination no later than five business days preceding the Closing Date and transferred and delivered by the Acquired Fund as of the Closing Date by the Acquired Fund for the account of Acquiring Fund duly endorsed in proper form for transfer in such condition as to constitute good delivery thereof. The Acquired Fund's portfolio securities and instruments deposited with a securities depository, as defined in Rule 17f-4 under the 1940 Act, shall be delivered as of the Closing Date by book entry in accordance with the customary practices of such depositories and the custodian for the Acquiring Fund. The cash to be transferred by the Acquired Fund shall be delivered by wire transfer of federal funds on the Closing Date.

    3.4. Scudder Service Corp. (the "Transfer Agent"), on behalf of the Acquired Fund, shall deliver at the Closing a certificate of an authorized officer stating that its records contain the names and addresses of the Acquired Fund Shareholders and the number and percentage ownership (to three decimal places) of outstanding Acquired Fund shares owned by each such shareholder immediately prior to the Closing. The Acquiring Fund shall issue and deliver a confirmation evidencing the Acquiring Fund Shares to be credited on the Closing Date to the Acquired Fund or provide evidence satisfactory to the Acquired Fund that such Acquiring Fund Shares have been credited to the Acquired Fund's account on the books of the Acquiring Fund. At the Closing, each party shall deliver to the other such bills of sale, checks, assignments, share certificates, if any, receipts or other documents as such other party or its counsel may reasonably request to effect the transactions contemplated by this Agreement.

    3.5. In the event that immediately prior to the Valuation Time (a) the NYSE or another primary trading market for portfolio securities of the Acquiring Fund or the Acquired Fund shall be closed to trading or trading thereupon shall be restricted, or (b) trading or the reporting of trading on such Exchange or elsewhere shall be disrupted so that, in the judgment of the Board members of either party to this Agreement, accurate appraisal of the value of the net assets with respect to the Acquiring Fund Shares or the Acquired Fund shares is impracticable, the Closing Date shall be postponed until the first business day after the day when trading shall have been fully resumed and reporting shall have been restored.

4.  REPRESENTATIONS AND WARRANTIES

    4.1. The Trust, on behalf of the Acquired Fund, represents and warrants to the Acquiring Fund as follows:

        (a) The Trust is a business trust duly organized and validly existing under the laws of the Commonwealth of Massachusetts with power under the Trust's Declaration of Trust, as amended, to own all of its properties and assets and to carry on its business as it is now being conducted;

        (b) The Trust is registered with the Commission as an open-end management investment company under the 1940 Act, and such registration is in full force and effect;

        (c) No consent, approval, authorization, or order of any court or governmental authority is required for the consummation by the Acquired Fund of the transactions contemplated herein, except such as have been obtained under the Securities Act of 1933, as amended (the "1933 Act"), the Securities Exchange Act of 1934, as amended (the "1934 Act") and the 1940 Act and such as may be required by state securities laws;

        (d) Other than with respect to contracts entered into in connection with the portfolio management of the Acquired Fund which shall terminate on or prior to the Closing Date, the Trust is not, and the execution, delivery and performance of this Agreement by the Trust will not result, in violation of Massachusetts law or of the Trust's Declaration of Trust, as amended, or By-Laws, or of any material agreement, indenture, instrument, contract, lease or other undertaking known to counsel to which the Acquired Fund is a party or by which it is bound, and the execution, delivery and performance of this Agreement by the Acquired Fund will not result in the acceleration of any obligation, or the imposition of any penalty, under any agreement, indenture, instrument, contract, lease, judgment or decree to which the Acquired Fund is a party or by which it is bound;

        (e) No material litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or to its knowledge threatened against the Acquired Fund or any properties or assets held by it. The Acquired Fund knows of no facts which might form the basis for the institution of such proceedings which would materially and adversely affect its business and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects its business or its ability to consummate the transactions herein contemplated;

        (f) The Statements of Assets and Liabilities, Operations, and Changes in Net Assets, the Financial Highlights, and the Investment Portfolio of the Acquired Fund at and for the fiscal year ended January 31, 2000, have been audited by PricewaterhouseCoopers LLP, independent accountants, and are in accordance with GAAP consistently applied, and such statements (a copy of each of which has been furnished to the Acquiring Fund) present fairly, in all material respects, the financial position of the Acquired Fund as of such date in accordance with GAAP, and there are no known contingent liabilities of the Acquired Fund required to be reflected on a balance sheet (including the notes thereto) in accordance with GAAP as of such date not disclosed therein;

        (g) Since January 31, 2000, there has not been any material adverse change in the Acquired Fund's financial condition, assets, liabilities or business other than changes occurring in the ordinary course of business, or any incurrence by the Acquired Fund of indebtedness maturing more than one year from the date such indebtedness was incurred except as otherwise disclosed to and accepted in writing by the Acquiring Fund. For purposes of this subsection (g), a decline in net asset value per share of the Acquired Fund due to declines in market values of securities in the Acquired Fund's portfolio, the discharge of Acquired Fund liabilities, or the redemption of Acquired Fund shares by Acquired Fund Shareholders shall not constitute a material adverse change;

        (h) At the date hereof and at the Closing Date, all federal and other tax returns and reports of the Acquired Fund required by law to have been filed by such dates (including any extensions) shall have been filed and are or will be correct in all material respects, and all federal and other taxes shown as due or required to be shown as due on said returns and reports shall have been paid or provision shall have been made for the payment thereof, and, to the best of the Acquired Fund's knowledge, no such return is currently under audit and no assessment has been asserted with respect to such returns;

        (i) For each taxable year of its operation (including the taxable year ending on the Closing Date), the Acquired Fund has met the requirements of Subchapter M of the Code for qualification as a regulated investment company and has elected to be treated as such, has been eligible to and has computed its federal income tax under Section 852 of the Code, and will have distributed all of its investment company taxable income and net capital gain (as defined in the Code) that has accrued through the Closing Date;

        (j) All issued and outstanding shares of the Acquired Fund (i) have been offered and sold in every state and the District of Columbia in compliance in all material respects with applicable registration requirements of the 1933 Act and state securities laws, (ii) are, and on the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable (recognizing that, under Massachusetts law, Acquired Fund Shareholders, under certain circumstances, could be held personally liable for obligations of the Acquired Fund), and (iii) will be held at the time of the Closing by the persons and in the amounts set forth in the records of the Transfer Agent, as provided in section 3.4. The Acquired Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any of the Acquired Fund shares, nor is there outstanding any security convertible into any of the Acquired Fund shares;

        (k) At the Closing Date, the Acquired Fund will have good and marketable title to the Acquired Fund's assets to be transferred to the Acquiring Fund pursuant to section 1.2 and full right, power, and authority to sell, assign, transfer and deliver such assets hereunder free of any liens or other encumbrances, except those liens or encumbrances as to which the Acquiring Fund has received notice at or prior to the Closing, and upon delivery and payment for such assets, the Acquiring Fund will acquire good and marketable title thereto, subject to no restrictions on the full transfer thereof, including such restrictions as might arise under the 1933 Act and the 1940 Act, except those restrictions as to which the Acquiring Fund has received notice and necessary documentation at or prior to the Closing;

        (l) The execution, delivery and performance of this Agreement will have been duly authorized prior to the Closing Date by all necessary action on the part of the Board members of the Trust, and, subject to the approval of the Acquired Fund Shareholders, this Agreement constitutes a valid and binding obligation of the Trust, on behalf of the Acquired Fund, enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and other laws relating to or affecting creditors' rights and to general equity principles;

        (m) The information to be furnished by the Acquired Fund for use in applications for orders, registration statements or proxy materials or for use in any other document filed or to be filed with any federal, state or local regulatory authority (including the National Association of Securities Dealers, Inc. (the "NASD")), which may be necessary in connection with the transactions contemplated hereby, shall be accurate and complete in all material respects and shall comply in all material respects with federal securities and other laws and regulations applicable thereto;

        (n) The current prospectus and statement of additional information of the Acquired Fund conform in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and do not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading; and

        (o) The proxy statement of the Acquired Fund to be included in the Registration Statement referred to in section 5.7 (the "Proxy Statement"), insofar as it relates to the Acquired Fund, will, on the effective date of the Registration Statement and on the Closing Date, not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements are made, not materially misleading; provided, however, that the representations and warranties in this section shall not apply to statements in or omissions from the Proxy Statement and the Registration Statement made in reliance upon and in conformity with information that was furnished or should have been furnished by the Acquiring Fund for use therein.

    4.2. The Trust, on behalf of the Acquiring Fund, represents and warrants to the Acquired Fund as follows:

        (a) The Trust is a business trust duly organized and validly existing under the laws of the Commonwealth of Massachusetts with power under the Trust's Declaration of Trust, as amended, to own all of its properties and assets and to carry on its business as it is now being conducted;

        (b) The Trust is registered with the Commission as an open-end management investment company under the 1940 Act, and such registration is in full force and effect;

        (c) No consent, approval, authorization, or order of any court or governmental authority is required for the consummation by the Acquiring Fund of the transactions contemplated herein, except such as have been obtained under the 1933 Act, the 1934 Act and the 1940 Act and such as may be required by state securities laws;

        (d) The Trust is not, and the execution, delivery and performance of this Agreement by the Trust will not result, in violation of Massachusetts law or of the Trust's Declaration of Trust, as amended, or By-Laws, or of any material agreement, indenture, instrument, contract, lease or other undertaking known to counsel to which the Acquiring Fund is a party or by which it is bound, and the execution, delivery and performance of this Agreement by the Acquiring Fund will not result in the acceleration of any obligation, or the imposition of any penalty, under any agreement, indenture, instrument, contract, lease, judgment or decree to which the Acquiring Fund is a party or by which it is bound;

        (e) No material litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or to its knowledge threatened against the Acquiring Fund or any properties or assets held by it. The Acquiring Fund knows of no facts which might form the basis for the institution of such proceedings which would materially and adversely affect its business and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects its business or its ability to consummate the transactions herein contemplated;

        (f) The Statements of Assets and Liabilities, Operations, and Changes in Net Assets, the Financial Highlights, and the Investment Portfolio of the Acquiring Fund at and for the fiscal year ended January 31, 2000 have been audited by PricewaterhouseCoopers LLP, independent accountants, and are in accordance with GAAP consistently applied, and such statements (a copy of each of which has been furnished to the Acquired Fund) present fairly, in all material respects, the financial position of the Acquiring Fund as of such date in accordance with GAAP, and there are no known contingent liabilities of the Acquiring Fund required to be reflected on a balance sheet (including the notes thereto) in accordance with GAAP as of such date not disclosed therein;

        (g) Since January 31, 2000, there has not been any material adverse change in the Acquiring Fund's financial condition, assets, liabilities or business other than changes occurring in the ordinary course of business, or any incurrence by the Acquiring Fund of indebtedness maturing more than one year from the date such indebtedness was incurred except as otherwise disclosed to and accepted in writing by the Acquired Fund. For purposes of this subsection (g), a decline in net asset value per share of the Acquiring Fund due to declines in market values of securities in the Acquiring Fund's portfolio, the discharge of Acquiring Fund liabilities, or the redemption of Acquiring Fund shares by Acquiring Fund shareholders shall not constitute a material adverse change;

        (h) At the date hereof and at the Closing Date, all federal and other tax returns and reports of the Acquiring Fund required by law to have been filed by such dates (including any extensions) shall have been filed and are or will be correct in all material respects, and all federal and other taxes shown as due or required to be shown as due on said returns and reports shall have been paid or provision shall have been made for the payment thereof, and, to the best of the Acquiring Fund's knowledge, no such return is currently under audit and no assessment has been asserted with respect to such returns;

        (i) For each taxable year of its operation, the Acquiring Fund has met the requirements of Subchapter M of the Code for qualification as a regulated investment company and has elected to be treated as such, has been eligible to and has computed its federal income tax under Section 852 of the Code, and will do so for the taxable year including the Closing Date;

        (j) All issued and outstanding shares of the Acquiring Fund (i) have been offered and sold in every state and the District of Columbia in compliance in all material respects with applicable registration requirements of the 1933 Act and state securities laws and (ii) are, and on the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable (recognizing that, under Massachusetts law, Acquiring Fund Shareholders, under certain circumstances, could be held personally liable for the obligations of the Acquiring Fund). The Acquiring Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any of the Acquiring Fund shares, nor is there outstanding any security convertible into any of the Acquiring Fund shares;

        (k) The Acquiring Fund Shares to be issued and delivered to the Acquired Fund, for the account of the Acquired Fund Shareholders, pursuant to the terms of this Agreement, will at the Closing Date have been duly authorized and, when so issued and delivered, will be duly and validly issued and outstanding Acquiring Fund Shares, and will be fully paid and non-assessable (recognizing that, under Massachusetts law, Acquiring Fund Shareholders, under certain circumstances, could be held personally liable for the obligations of the Acquiring Fund);

        (l) At the Closing Date, the Acquiring Fund will have good and marketable title to the Acquiring Fund's assets, free of any liens or other encumbrances, except those liens or encumbrances as to which the Acquired Fund has received notice at or prior to the Closing;

        (m) The execution, delivery and performance of this Agreement will have been duly authorized prior to the Closing Date by all necessary action on the part of the Board members of the Trust and this Agreement will constitute a valid and binding obligation of the Trust, on behalf of the Acquiring Fund, enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and other laws relating to or affecting creditors' rights and to general equity principles;

        (n) The information to be furnished by the Acquiring Fund for use in applications for orders, registration statements or proxy materials or for use in any other document filed or to be filed with any federal, state or local regulatory authority (including the NASD), which may be necessary in connection with the transactions contemplated hereby, shall be accurate and complete in all material respects and shall comply in all material respects with federal securities and other laws and regulations applicable thereto;

        (o) The current prospectus and statement of additional information of the Acquiring Fund conform in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and do not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading;

        (p) The Proxy Statement to be included in the Registration Statement, only insofar as it relates to the Acquiring Fund, will, on the effective date of the Registration Statement and on the Closing Date, not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not materially misleading; provided, however, that the representations and warranties in this section shall not apply to statements in or omissions from the Proxy Statement and the Registration Statement made in reliance upon and in conformity with information that was furnished or should have been furnished by the Acquired Fund for use therein; and

        (q) The Acquiring Fund agrees to use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act and such of the state securities laws as may be necessary in order to continue its operations after the Closing Date.

5.  COVENANTS OF THE ACQUIRING FUND AND THE ACQUIRED FUND

    5.1. The Acquiring Fund and the Acquired Fund each covenants to operate its business in the ordinary course between the date hereof and the Closing Date, it being understood that (a) such ordinary course of business will include (i) the declaration and payment of customary dividends and other distributions and
(ii) such changes as are contemplated by the Funds' normal operations; and
(b) each Fund shall retain exclusive control of the composition of its portfolio until the Closing Date.

    5.2. Upon reasonable notice, the Acquiring Fund's officers and agents shall have reasonable access to the Acquired Fund's books and records necessary to maintain current knowledge of the Acquired Fund and to ensure that the representations and warranties made by the Acquired Fund are accurate.

    5.3. The Acquired Fund covenants to call a meeting of the Acquired Fund Shareholders entitled to vote thereon to consider and act upon this Agreement and to take all other reasonable action necessary to obtain approval of the transactions contemplated herein. Such meeting shall be scheduled for no later than July 13, 2000.

    5.4. The Acquired Fund covenants that the Acquiring Fund Shares to be issued hereunder are not being acquired for the purpose of making any distribution thereof other than in accordance with the terms of this Agreement.

    5.5. The Acquired Fund covenants that it will assist the Acquiring Fund in obtaining such information as the Acquiring Fund reasonably requests concerning the beneficial ownership of the Acquired Fund shares and will provide the Acquiring Fund with a list of affiliates of the Acquired Fund.

    5.6. Subject to the provisions of this Agreement, the Acquiring Fund and the Acquired Fund will each take, or cause to be taken, all actions, and do or cause to be done, all things reasonably necessary, proper, and/or advisable to consummate and make effective the transactions contemplated by this Agreement.

    5.7. Each Fund covenants to prepare in compliance with the 1933 Act, the 1934 Act and the 1940 Act the Registration Statement on Form N-14 (the "Registration Statement") in connection with the meeting of the Acquired Fund Shareholders to consider approval of this Agreement and the transactions contemplated herein. The Acquiring Fund will file the Registration Statement, including the Proxy Statement, with the Commission. The Acquired Fund will provide the Acquiring Fund with information reasonably necessary for the preparation of a prospectus, which will include the Proxy Statement referred to in section 4.1(o), all to be included in the Registration Statement, in compliance in all material respects with the 1933 Act, the 1934 Act and the 1940 Act.

    5.8. The Acquired Fund covenants that it will, from time to time, as and when reasonably requested by the Acquiring Fund, execute and deliver or cause to be executed and delivered all such assignments and other instruments, and will take or cause to be taken such further action as the Acquiring Fund may reasonably deem necessary or desirable in order to vest in and confirm the Acquiring Fund's title to and possession of all the assets and otherwise to carry out the intent and purpose of this Agreement.

    5.9. The Acquiring Fund covenants to use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act and 1940 Act, and such of the state securities laws as it deems appropriate in order to continue its operations after the Closing Date and to consummate the transactions contemplated herein; provided, however, that the Acquiring Fund may take such actions it reasonably deems advisable after the Closing Date as circumstances change.

   5.10. The Acquiring Fund covenants that it will, from time to time, as and when reasonably requested by the Acquired Fund, execute and deliver or cause to be executed and delivered all such assignments, assumption agreements, releases, and other instruments, and will take or cause to be taken such further action, as the Acquired Fund may reasonably deem necessary or desirable in order to
(i) vest and confirm to the Acquired Fund title to and possession of all Acquiring Fund Shares to be transferred to the Acquired Fund pursuant to this Agreement and (ii) assume the liabilities from the Acquired Fund.

   5.11. As soon as reasonably practicable after the Closing, the Acquired Fund shall make a liquidating distribution to its shareholders consisting of the Acquiring Fund Shares received at the Closing.

   5.12. The Acquiring Fund and the Acquired Fund shall each use its reasonable best efforts to fulfill or obtain the fulfillment of the conditions precedent to effect the transactions contemplated by this Agreement as promptly as practicable.

6.  CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRED FUND

    The obligations of the Acquired Fund to consummate the transactions provided for herein shall be subject, at its election, to the performance by the Acquiring Fund of all the obligations to be performed by it hereunder on or before the Closing Date, and, in addition thereto, the following further conditions:

    6.1. All representations and warranties of the Trust, on behalf of the Acquiring Fund, contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date, with the same force and effect as if made on and as of the Closing Date; and there shall be (i) no pending or threatened litigation brought by any person (other than the Acquired Fund, its adviser or any of their affiliates) against the Acquiring Fund or its investment adviser(s), Board members or officers arising out of this Agreement and (ii) no facts known to the Acquiring Fund which the Acquiring Fund reasonably believes might result in such litigation.

    6.2. The Acquiring Fund shall have delivered to the Acquired Fund on the Closing Date a certificate executed in its name by its President or a Vice President, in a form reasonably satisfactory to the Acquired Fund and dated as of the Closing Date, to the effect that the representations and warranties of the Acquiring Fund made in this Agreement are true and correct on and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement, and as to such other matters as the Acquired Fund shall reasonably request.

    6.3. The Acquired Fund shall have received on the Closing Date an opinion of Dechert Price & Rhoads, in a form reasonably satisfactory to the Acquired Fund, and dated as of the Closing Date, to the effect that:

        (a) The Trust has been duly formed and is an existing business trust;
    (b) the Trust has the power to carry on its business as presently conducted in accordance with the description thereof in the Trust's registration statement under the 1940 Act; (c) the Agreement has been duly authorized, executed and delivered by the Trust, on behalf of the Acquiring Fund, and constitutes a valid and legally binding obligation Trust, on behalf of the Acquiring Fund, enforceable in accordance with its terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and laws of general applicability relating to or affecting creditors' rights and to general equity principles; (d) the execution and delivery of the Agreement did not, and the exchange of the Acquired Fund's assets for Acquiring Fund Shares pursuant to the Agreement will not, violate the Trust's Declaration of Trust, as amended, or By-laws; and (e) to the knowledge of such counsel, all regulatory consents, authorizations, approvals or filings required to be obtained or made by the Acquiring Fund under the Federal laws of the United States or the laws of the Commonwealth of Massachusetts for the exchange of the Acquired Fund's assets for Acquiring Fund Shares, pursuant to the Agreement have been obtained or made.

    6.4. The Acquiring Fund shall have performed all of the covenants and complied with all of the provisions required by this Agreement to be performed or complied with by the Acquiring Fund on or before the Closing Date.

    6.5 The Acquiring Fund shall have (i) adopted a new investment management agreement and (ii) entered into an administrative services agreement with Scudder Kemper Investments, Inc. ("Scudder Kemper"), each in a form reasonably satisfactory to the Acquired Fund.

7.  CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING FUND

    The obligations of the Acquiring Fund to consummate the transactions provided for herein shall be subject, at its election, to the performance by the Acquired Fund of all of the obligations to be performed by it hereunder on or before the Closing Date and, in addition thereto, the following further conditions.

    7.1. All representations and warranties of the Trust, on behalf of the Acquired Fund, contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date, with the same force and effect as if made on and as of the Closing Date; and there shall be (i) no pending or threatened litigation brought by any person (other than the Acquiring Fund, its adviser or any of their affiliates) against the Acquired Fund or its investment adviser(s), Board members or officers arising out of this Agreement and (ii) no facts known to the Acquired Fund which the Acquired Fund reasonably believes might result in such litigation.

    7.2. The Acquired Fund shall have delivered to the Acquiring Fund a statement of the Acquired Fund's assets and liabilities as of the Closing Date, certified by the Treasurer of the Acquired Fund.

    7.3. The Acquired Fund shall have delivered to the Acquiring Fund on the Closing Date a certificate executed in its name by its President or a Vice President, in a form reasonably satisfactory to the Acquiring Fund and dated as of the Closing Date, to the effect that the representations and warranties of the Trust with respect to the Acquired Fund made in this Agreement are true and correct on and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement, and as to such other matters as the Acquiring Fund shall reasonably request.

    7.4. The Acquiring Fund shall have received on the Closing Date an opinion of Dechert Price & Rhoads, in a form reasonably satisfactory to the Acquiring Fund, and dated as of the Closing Date, to the effect that:

        (a) The Trust has been duly formed and is an existing business trust;
    (b) the Trust has the power to carry on its business as presently conducted in accordance with the description thereof in the Trust's registration statement under the 1940 Act; (c) the Agreement has been duly authorized, executed and delivered by the Trust, on behalf of the Acquired Fund, and constitutes a valid and legally binding obligation of the Trust, on behalf of the Acquired Fund, enforceable in accordance with its terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and laws of general applicability relating to or affecting creditors' rights and to general equity principles; (d) the execution and delivery of the Agreement did not, and the exchange of the Acquired Fund's assets for Acquiring Fund Shares pursuant to the Agreement will not, violate the Trust's Declaration of Trust, as amended, or By-laws; and (e) to the knowledge of such counsel, all regulatory consents, authorizations, approvals or filings required to be obtained or made by the Acquired Fund under the Federal laws of the United States or the laws of the Commonwealth of Massachusetts for the exchange of the Acquired Fund's assets for Acquiring Fund Shares, pursuant to the Agreement have been obtained or made.

    7.5. The Acquired Fund shall have performed all of the covenants and complied with all of the provisions required by this Agreement to be performed or complied with by the Acquired Fund on or before the Closing Date.

    7.6 The Acquiring Fund shall have (i) adopted a new investment management agreement and (ii) entered into an administrative services agreement with Scudder Kemper.

8. FURTHER CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING FUND AND THE ACQUIRED FUND

    If any of the conditions set forth below have not been met on or before the Closing Date with respect to the Acquired Fund or the Acquiring Fund, the other party to this Agreement shall, at its option, not be required to consummate the transactions contemplated by this Agreement:

    8.1. This Agreement and the transactions contemplated herein shall have been approved by the requisite vote of the holders of the outstanding shares of the Acquired Fund in accordance with the provisions of the Trust's Declaration of Trust, as amended, and By-Laws, applicable Massachusetts law and the 1940 Act, and certified copies of the resolutions evidencing such approval shall have been delivered to the Acquiring Fund. Notwithstanding anything herein to the contrary, neither the Acquiring Fund nor the Acquired Fund may waive the conditions set forth in this section 8.1.

    8.2. On the Closing Date, no action, suit or other proceeding shall be pending or to its knowledge threatened before any court or governmental agency in which it is sought to restrain or prohibit, or obtain material damages or other relief in connection with, this Agreement or the transactions contemplated herein.

    8.3. All consents of other parties and all other consents, orders and permits of Federal, state and local regulatory authorities deemed necessary by the Acquiring Fund or the Acquired Fund to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except where failure to obtain any such consent, order or permit would not involve a risk of a material adverse effect on the assets or properties of the Acquiring Fund or the Acquired Fund, provided that either party hereto may for itself waive any of such conditions.

    8.4. The Registration Statement shall have become effective under the 1933 Act and no stop orders suspending the effectiveness thereof shall have been issued and, to the best knowledge of the parties hereto, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the 1933 Act.

    8.5. The parties shall have received an opinion of Willkie Farr & Gallagher addressed to the Trust, on behalf of each Fund, in a form reasonably satisfactory to each such party to this Agreement, substantially to the effect that, based upon certain facts, assumptions and representations of the parties, for federal income tax purposes: (i) the transfer to the Acquiring Fund of all or substantially all of the assets of the Acquired Fund in exchange solely for Acquiring Fund Shares and the assumption by the Acquiring Fund of all of the liabilities of the Acquired Fund, followed by the distribution of such shares to the Acquired Fund Shareholders in exchange for their shares of the Acquired Fund in complete liquidation of the Acquired Fund, will constitute a "reorganization" within the meaning of Section 368(a)(1) of the Code, and the Acquiring Fund and the Acquired Fund will each be "a party to a reorganization" within the meaning of Section 368(b) of the Code; (ii) no gain or loss will be recognized by the Acquired Fund upon the transfer of all or substantially all of its assets to the Acquiring Fund in exchange solely for Acquiring Fund Shares and the assumption by the Acquiring Fund of all of the liabilities of the Acquired Fund; (iii) the basis of the assets of the Acquired Fund in the hands of the Acquiring Fund will be the same as the basis of such assets of the Acquired Fund immediately prior to the transfer; (iv) the holding period of the assets of the Acquired Fund in the hands of the Acquiring Fund will include the period during which such assets were held by the Acquired Fund; (v) no gain or loss will be recognized by the Acquiring Fund upon the receipt of the assets of the Acquired Fund in exchange for Acquiring Fund Shares and the assumption by the Acquiring Fund of all of the liabilities of the Acquired Fund; (vi) no gain or loss will be recognized by Acquired Fund Shareholders upon the receipt of the Acquiring Fund Shares solely in exchange for their shares of the Acquired Fund as part of the transaction;
(vii) the basis of the Acquiring Fund Shares received by Acquired Fund Shareholders will be the same as the basis of the shares of the Acquired Fund exchanged therefor; and (viii) the holding period of Acquiring Fund Shares received by Acquired Fund Shareholders will include the holding period during which the shares of the Acquired Fund exchanged therefor were held, provided that at the time of the exchange the shares of the Acquired Fund were held as capital assets in the hands of Acquired Fund Shareholders. The delivery of such opinion is conditioned upon receipt by Willkie Farr & Gallagher of representations it shall request of the Trust. Notwithstanding anything herein to the contrary, neither the Acquiring Fund nor the Acquired Fund may waive the condition set forth in this section 8.5.

9.  INDEMNIFICATION

    9.1. The Acquiring Fund agrees to indemnify and hold harmless the Acquired Fund and each of the Acquired Fund's Board members and officers from and against any and all losses, claims, damages, liabilities or expenses (including, without limitation, the payment of reasonable legal fees and reasonable costs of investigation) to which jointly and severally, the Acquired Fund or any of its Board members or officers may become subject, insofar as any such loss, claim, damage, liability or expense (or actions with respect thereto) arises out of or is based on any breach by the Acquiring Fund of any of its representations, warranties, covenants or agreements set forth in this Agreement.

    9.2. The Acquired Fund agrees to indemnify and hold harmless the Acquiring Fund and each of the Acquiring Fund's Board members and officers from and against any and all losses, claims, damages, liabilities or expenses (including, without limitation, the payment of reasonable legal fees and reasonable costs of investigation) to which jointly and severally, the Acquiring Fund or any of its Board members or officers may become subject, insofar as any such loss, claim, damage, liability or expense (or actions with respect thereto) arises out of or is based on any breach by the Acquired Fund of any of its representations, warranties, covenants or agreements set forth in this Agreement.

10. FEES AND EXPENSES

   10.1. Each of the Acquiring Fund on behalf of the Acquiring Fund, and the Trust, on behalf of the Acquired Fund, represents and warrants to the other that it has no obligations to pay any brokers or finders fees in connection with the transactions provided for herein.

   10.2. Scudder Kemper will pay the Acquired Fund's allocable share of expenses associated with the Reorganization. The Acquiring Fund will pay its own allocable share of expenses associated with the Reorganization, except that Scudder Kemper will bear any such expenses in excess of $450,559 (approximately $0.0077 per share, based on December 31, 1999 net assets for the Acquiring
Fund).Any such expenses which are so borne by Scudder Kemper will be solely and directly related to the Reorganization within the meaning of Revenue Ruling 73-54, 1973-1 C.B. 187. Acquired Fund Shareholders will pay their own expenses, if any, incurred in connection with the Reorganization.

11. ENTIRE AGREEMENT; SURVIVAL OF WARRANTIES

   11.1. The Acquiring Fund and the Acquired Fund agree that neither party has made any representation, warranty or covenant not set forth herein and that this Agreement constitutes the entire agreement between the parties.

   11.2. Except as specified in the next sentence set forth in this section 11.2, the representations, warranties and covenants contained in this Agreement or in any document delivered pursuant hereto or in connection herewith shall not survive the consummation of the transactions contemplated hereunder. The covenants to be performed after the Closing and the obligations of each of the Acquiring Fund and Acquired Fund in Sections 9.1 and 9.2 shall survive the Closing.

12. TERMINATION

   12.1. This Agreement may be terminated and the transactions contemplated hereby may be abandoned by either party by (i) mutual agreement of the parties, or (ii) by either party if the Closing shall not have occurred on or before October 31, 2000, unless such date is extended by mutual agreement of the parties, or (iii) by either party if the other party shall have materially breached its obligations under this Agreement or made a material and intentional misrepresentation herein or in connection herewith. In the event of any such termination, this Agreement shall become void and there shall be no liability hereunder on the part of any party or their respective Board members or officers, except for any such material breach or intentional misrepresentation, as to each of which all remedies at law or in equity of the party adversely affected shall survive.

13. AMENDMENTS

    This Agreement may be amended, modified or supplemented in such manner as may be mutually agreed upon in writing by any authorized officer of the Acquired Fund and any authorized officer of the Acquiring Fund; provided, however, that following the meeting of the Acquired Fund Shareholders called by the Acquired Fund pursuant to section 5.3 of this Agreement, no such amendment may have the effect of changing the provisions for determining the number of the Acquiring Fund Shares to be issued to the Acquired Fund Shareholders under this Agreement to the detriment of such shareholders without their further approval.

14. NOTICES

    Any notice, report, statement or demand required or permitted by any provisions of this Agreement shall be in writing and shall be deemed duly given if delivered by hand (including by Federal Express or similar express courier) or transmitted by facsimile or three days after being mailed by prepaid registered or certified mail, return receipt requested, addressed to the Acquired Fund, Two International Place, Boston, MA 02110-4103, with a copy to Dechert Price & Rhoads, Ten Post Office Square South, Boston, MA 02109-4603,
Attention: Sheldon A. Jones, Esq., or to the Acquiring Fund, Two International Place, Boston, MA 02110-4103, with a copy to Dechert Price & Rhoads, Ten Post Office Square South, Boston, MA 02109-4603, Attention: Sheldon A. Jones, Esq., or to any other address that the Acquired Fund or the Acquiring Fund shall have last designated by notice to the other party.

15. HEADINGS; COUNTERPARTS; ASSIGNMENT; LIMITATION OF LIABILITY

   15.1. The Article and section headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

   15.2. This Agreement may be executed in any number of counterparts, each of which shall be deemed an original.

   15.3. This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other party. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation, other than the parties hereto and the shareholders of the Acquiring Fund and the Acquired Fund and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

   15.4. References in this Agreement to the Trust mean and refer to the Board members of the Trust from time to time serving under its Declaration of Trust on file with the Secretary of State of the Commonwealth of Massachusetts, as the same may be amended from time to time, pursuant to which the Trust conducts its business. It is expressly agreed that the obligations of the Trust hereunder shall not be binding upon any of the Board members, shareholders, nominees, officers, agents, or employees of the Trust or the Funds personally, but bind only the respective property of the Funds, as provided in the Trust's Declaration of Trust. Moreover, no series of the Trust other than the Funds shall be responsible for the obligations of the Trust hereunder, and all persons shall look only to the assets of the Funds to satisfy the obligations of the Trust hereunder. The execution and the delivery of this Agreement have been authorized by the Trust's Board members, on behalf of each Fund, and this Agreement has been signed by authorized officers of each Fund acting as such, and neither such authorization by such Board members, nor such execution and delivery by such officers, shall be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the property of the Funds, as provided in the Trust's Declaration of Trust.

    Notwithstanding anything to the contrary contained in this Agreement, the obligations, agreements, representations and warranties with respect to each Fund shall constitute the obligations, agreements, representations and warranties of that Fund only (the "Obligated Fund"), and in no event shall any other series of the Trust or the assets of any such series be held liable with respect to the breach or other default by the Obligated Fund of its obligations, agreements, representations and warranties as set forth herein.

   15.5. This Agreement shall be governed by, and construed and enforced in accordance with, the laws of the Commonwealth of Massachusetts, without regard to its principles of conflicts of laws.

    IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed by an authorized officer and its seal to be affixed thereto and attested by its Secretary or Assistant Secretary.

Attest:                         SCUDDER PORTFOLIO TRUST
                                on behalf of Scudder Corporate Bond Fund
------------------------------
          Secretary

                                By:        ------------------------------

                                Its:       ------------------------------

Attest:                         SCUDDER PORTFOLIO TRUST
                                on behalf of Scudder Income Fund
------------------------------
          Secretary

                                By:        ------------------------------

                                Its:       ------------------------------

AGREED TO AND ACKNOWLEDGED
ONLY WITH RESPECT TO
PARAGRAPH 10.2 HERETO
SCUDDER KEMPER INVESTMENTS, INC.

By:
------------------------------

Its:
------------------------------

                                                                       EXHIBIT B
MANAGEMENT'S DISCUSSION OF ACQUIRING FUND'S PERFORMANCE
--------------------------------------------------------------------------------
Performance Update                                              January 31, 2000

--------------------------------------------------------------------------------
Growth of a $10,000 Investment
--------------------------------------------------------------------------------

THE ORIGINAL DOCUMENT CONTAINS A LINE CHART HERE

LINE CHART DATA:


       Scudder Income Fund      LB Aggregate Bond Index*
            90    10000                  10000
            91    11140                  11161
            92    12658                  12615
            93    14033                  13999
            94    15840                  15278
            95    15053                  14925
            96    17690                  17453
            97    18215                  18021
            98    19938                  19956
            99    21143                  21565
            00    20591                  21163

              Yearly periods ended January 31

--------------------------------------------------------------------------------
Fund Index Comparison
--------------------------------------------------------------------------------
                                                             Total Return
                               Growth of                                 Average
Period ended 1/31/2000          $10,000             Cumulative            Annual
--------------------------------------------------------------------------------
Scudder Income Fund
--------------------------------------------------------------------------------
1 year                         $   9,739               -2.61%             -2.61%
--------------------------------------------------------------------------------
5 year                         $  13,678               36.78%             6.46%
--------------------------------------------------------------------------------
10 year                        $  20,591              105.91%             7.49%
--------------------------------------------------------------------------------
LB Aggregate Bond Index*
--------------------------------------------------------------------------------
1 year                         $   9,814               -1.86%            -1.86%
--------------------------------------------------------------------------------
5 year                         $  14,180               41.80%             7.23%
--------------------------------------------------------------------------------
10 year                        $  21,163              111.63%             7.78%
--------------------------------------------------------------------------------

* The unmanaged Lehman Brothers (LB) Aggregate Bond Index is a market value-weighted measure of treasury issues, agency issues, corporate bond issues and mortgage securities. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses.

   All performance is historical, assumes reinvestment of all dividends and capital gains, and is not indicative of future results. Investment return and principal value will fluctuate, so an investor's shares, when redeemed, may be worth more or less than when purchased.

   If the Adviser had not maintained the Fund's expenses, total returns would have been lower.

Portfolio Management Discussion                                 January 31, 2000
--------------------------------------------------------------------------------

In the following interview, portfolio manager Robert S. Cessine discusses Scudder Income Fund's strategy and the market environment in the twelve-month period ended January 31, 2000.

Q: The bond market experienced extremely poor performance over the past year. How did this play out in the various subsectors you follow, and what were some of the causes?

A: The fact that growth in both the United States and the overseas economies has come in well above expectations has put pressure on bond prices since early last year. Yields on long-term Treasuries began 1999 at slightly above 5%, reflecting the widely held expectation that growth would remain tame and that deflation, not inflation, would be the market's primary concern. As the year progressed, however, it became apparent that the global economy would in fact be much stronger than expected. Asia staged a sharp recovery, thereby removing one of the key factors that was supporting bond prices in 1998. Commodity prices have also staged a rebound, led by the surge in oil prices to nine-year highs in January 2000. On the domestic front, continued gains in the stock market helped fuel a 9% rise in holiday sales, and gross domestic product posted a strong 5.8% gain in the fourth quarter. Most important, the extreme tightness in the labor markets sparked concerns that a sharp increase in wage growth was inevitable. While actual evidence of inflation on the consumer level remains spotty, the consensus opinion among market participants is that the Fed will be forced to raise interest rates on multiple occasions in 2000. These factors have combined to create an extremely negative environment for bonds. The yield on the benchmark 30-year Treasury issue, which stood at 5.09% on January 29, 1999, rose to a peak of 6.75% by January 18, 2000. Five- and ten-year notes were hit especially hard in the latter half of the period.

Other sectors of the bond market held up relatively well in relation to Treasuries over the full year. Mortgage- and asset-backed securities both outperformed, as did government agency notes (such as those issued by Fannie Mae). Corporate issues performed poorly over the period, but outperformed Treasuries in the fourth quarter of 1999 as fears of a supply-demand imbalance associated with Y2K dissipated. The stronger performance of these sectors had a positive effect on fund performance. Our emphasis on diversifying the portfolio among a variety of corporates, asset-backeds, and agency notes helped mitigate the effects of a difficult interest rate environment.

Q: How has the fund performed in this environment?

A: For the twelve-month period ended January 31, 2000, the fund provided a return of -2.61%, which trailed the -1.86% return of its unmanaged benchmark, the Lehman Brothers Aggregate Bond Index. However, the fund's return placed it in the top 25% of all domestic taxable bond funds, as calculated by Lipper Analytical Services. The fund has also outperformed its peer group over the five- and ten-year periods ended on the same date.

Q: The fund is heavily weighted in corporate bonds. How did you position the portfolio within that sector?

A: In the last report, which covered the six months ended July 31, we stated that we were raising our weighting in corporates. At that juncture, market participants were concerned that the approach of Y2K would bring about a glut of supply in the third quarter -- as corporations rushed to complete their financing needs ahead of year-end -- as well as a reduction in demand as investors shunned riskier assets in anticipation of possible disruptions associated with Y2K. Believing that these fears were overblown, we added to the portfolio's position in corporates in order to take advantage of their more attractive yields, and the fund was therefore positioned to benefit when the sector outperformed Treasuries over the latter part of the period. Even though yield spreads (the difference between the yield on corporates and the Treasury bond of equivalent maturity) have contracted, we believe that the sector remains attractive relative to historical levels. We currently hold 61% of assets in corporate bonds, including 17% of assets in high yield issues. The fund is currently approaching the maximum allocation it can hold in high yield bonds (20%), so this represents a relatively aggressive positioning. We feel that the combination of attractive valuations, continued strength in the domestic economy, and powerful corporate earnings growth should work to the benefit of high yield issues in the coming month.

Within the corporate sector, we continue to focus on bonds issued by companies with strong, reliable cash flows. The financial press generally focuses on the way a company's earnings report affects its stock price, but the strength and quality of earnings is also an important driver of corporate bond prices. As a result, we utilize intensive credit research in order to avoid companies whose bonds can "blow up" due to disappointing earnings. The fund has also been well-positioned to benefit from the rally in the media and telecom sectors. In addition, our position in the energy sector was boosted by the sharp rise in oil prices. Looking ahead, we are confident that the fund's diversified mix of high-quality bonds in a variety of industries -- including utilities, financials, retailers, and auto manufacturers -- will help the fund produce steady performance over time.

Q: What was your strategy with respect to duration and credit quality?

A: When we last spoke six months ago, we mentioned that we were reducing the fund's duration to a neutral level with respect to its benchmark. We accomplished this by moving out of bonds with the longest maturities (20-30 years) and investing in intermediate-term bonds, which we believed were more attractive given the flattening of the yield curve. Although intermediate-term bonds suffered a sell-off in the latter part of January, this decision had a positive effect on performance in the negative interest rate environment of the last six months.

As of January 31, the average credit quality of the fund's holdings stood at A1, which was down slightly from the end of July. We achieved this rating by employing a "barbell" approach, whereby we balanced the fund's increased weighting in high-yield issues (which carry ratings of BB or below) with an increased weighting in bonds A rated. The impetus for this strategy has been our belief that high-quality investment grade bonds and high-yield issues offer better value than bonds that lie in between the two (such as those rated BBB).

Q: What is your outlook for the year ahead?

A: We believe that the bond market will remain unsettled well into 2000. Economic reports should continue to have a significant impact on short-term market movements as investors search for signs of incipient inflation. Until there is a clearer indication that the Fed will be able to move away from its current bias toward higher rates, we expect bond market performance to remain volatile. As a result, we intend to maintain a neutral duration strategy until the interest rate outlook stabilizes. In doing so, we intend to position the portfolio to ride out the effects of further bond market volatility, while at the same time providing the portfolio with the flexibility to increase the fund's interest rate exposure once it becomes apparent that the Fed is finished raising rates. Until that time, the fund's positioning should help mitigate the effects of bond market volatility. We have increased the level of liquidity and diversification in the portfolio, and are confident that the fund's mix of corporate bonds, government issues, and mortgage-backed securities will provide strong risk-adjusted returns going forward.

                                   APPENDIX 1

                   FUND SHARES OWNED BY NOMINEES AND TRUSTEES

    Many of the nominees and Trustees own shares of the series of the Trust and of other funds in the Scudder Family of Funds and AARP Funds, allocating their investments among such funds based on their individual investment needs. The following table sets forth, for each nominee and Trustee, the number of shares owned in each series of the Trust as of January 31, 2000. The information as to beneficial ownership is based on statements furnished to the Trust by each nominee and Trustee. Unless otherwise noted, beneficial ownership is based on sole voting and investment power. Each nominee's and Trustee's individual shareholdings of any series of the Trust constitute less than 1% of the outstanding shares of such fund. As a group, the Trustees and officers own less than 1% of the shares of any series of the Trust.

                                                  SCUDDER                     SCUDDER
                                   SCUDDER       CORPORATE      SCUDDER      HIGH YIELD
                                BALANCED FUND    BOND FUND    INCOME FUND    BOND FUND
                                --------------   ----------   ------------   ----------
Henry P. Becton, Jr.(1).......     2,501(4)       1,817(7)     2,085(9)       1,082(11)
Linda C. Coughlin(1)..........         0              0            0            336
Dawn-Marie Driscoll(1)........    13,271(5)         232          494          5,796
Edgar R. Fiedler(1)...........         0              0            0              0
Peter B. Freeman(1)...........     1,079              0        1,647            568
Keith R. Fox(1)...............         0              0            0              0
George M. Lovejoy, Jr.(1).....       595              0                       1,338(12)
Wesley W. Marple, Jr.(1)......       101              0        1,607            149
Kathryn L. Quirk(2)...........         0              0            0              0
Joan Edelman Spero(2).........        49              0           82             88
Jean Gleason Stromberg(2).....         0              0            0              0
Jean C. Tempel(1).............      5542              0        1,571            888
Steven Zaleznick(3)...........         0              0            0              0
All Trustees and Officers as a
  Group.......................    63,977(6)       2,049(8)     7,486(10)     10,245(13)

------------------------------

 (1) Total aggregate holdings in the Trust listed and all other funds in the Scudder Family of Funds and AARP Funds were over $100,000.

 (2) Total aggregate holdings in the Trust listed and all other funds in the Scudder Family of Funds and AARP Funds ranged between $50,000 and $100,000.

 (3) Total aggregate holdings in the Trust listed and all other funds in the Scudder Family of Funds and AARP Funds were $0.

 (4) Mr. Becton's shares in Scudder Balanced Fund are held with sole investment but no voting power. Shares held with sole investment but no voting power are shares held in profit sharing and 401(k) plans for which Scudder Kemper serves as trustee.

 (5) Ms. Driscoll's shares in Scudder Balanced Fund include 3,490 shares held with sole investment and voting power, and 9,781 shares held with sole investment but no voting power. Shares held with sole investment but no voting power are shares held in profit sharing and 401(k) plans for which Scudder Kemper serves as trustee.

 (6) As of January 31, 2000, as a group, the Trustees and officers of Scudder Balanced Fund held 10,856 shares with sole investment and voting power, and 53,121 shares with sole investment but no voting power. Shares held with sole investment but no voting power are shares held in profit sharing and 401(k) plans for which Scudder Kemper serves as trustee.

 (7) Mr. Becton's shares in Scudder Corporate Bond Fund are held with sole investment but no voting power. Shares held with sole investment but no voting power are shares held in profit sharing and 401(k) plans for which Scudder Kemper serves as trustee.

 (8) As of January 31, 2000, as a group, the Trustees and officers of Scudder Corporate Bond Fund held 232 shares with sole investment and voting power, and 1,817 shares with sole investment but no voting power. Shares held with sole investment but no voting power are shares held in profit sharing and 401(k) plans for which Scudder Kemper serves as trustee.

 (9) Mr. Becton's shares in Scudder Income Fund are held with sole investment but no voting power. Shares held with sole investment but no voting power are shares held in profit sharing and 401(k) plans for which Scudder Kemper serves as trustee.

 (10) As of January 31, 2000, as a group, the Trustees and officers of Scudder Income Fund held 6,525 shares with sole investment and voting power, and 961 shares with sole investment but no voting power. Shares held with sole investment but no voting power are shares held in profit sharing and 401(k) plans for which Scudder Kemper serves as trustee.

 (11) Mr. Becton's shares in Scudder High Yield Bond Fund include 100 shares held with sole investment and voting power, and 884 shares held with sole investment but no voting power. Shares held with sole investment but no voting power are shares held in profit sharing and 401(k) plans for which Scudder Kemper serves as trustee.

 (12) Mr. Lovejoy's shares in Scudder High Yield Bond Fund include 810 shares held with sole investment and voting power, and 529 shares held with sole investment but no voting power. Shares held with sole investment but no voting power are shares held in profit sharing and 401(k) plans for which Scudder Kemper serves as trustee.

 (13) As of January 31, 2000, as a group, the Trustees and officers of Scudder High Yield Bond Fund held 8,832 shares with sole investment and voting power, and 1,413 shares with sole investment but no voting power. Shares held with sole investment but no voting power are shares held in profit sharing and 401(k) plans for which Scudder Kemper serves as trustee.

                                   APPENDIX 2

                        BENEFICIAL OWNERS OF FUND SHARES

    As of January 31, 2000, 6,491,011 shares in the aggregate, or 24.01% of the outstanding shares, of SCUDDER BALANCED FUND were held in the name of Scudder Kemper Investments, Trustee for Farmer's Group Inc. Profit Sharing Savings Plan, 4680 Wilshire Blvd., Los Angeles, CA 90010, who may be deemed to be the beneficial owner of certain of these shares.

    As of January 31, 2000, 179,530 shares in the aggregate, or 5.01% of the outstanding shares, of SCUDDER CORPORATE BOND FUND were held in the name of State Street Bank & Trust Company, Custodian for Scudder Pathway
Series: Conservative Portfolio, One Heritage Drive, Quincy, MA 02171, who may be deemed to be the beneficial owner of certain of these shares.

    As of January 31, 2000, 297,282 shares in the aggregate, or 8.30% of the outstanding shares, of SCUDDER CORPORATE BOND FUND were held in the name of State Street Bank & Trust Company, Custodian for Scudder Pathway Series: Growth Portfolio, One Heritage Drive, Quincy, MA 02171, who may be deemed to be the beneficial owner of certain of these shares.

    As of January 31, 2000, 1,799,026 shares in the aggregate, or 50.26% of the outstanding shares, of SCUDDER CORPORATE BOND FUND were held in the name of State Street Bank & Trust Company, Custodian for Scudder Pathway
Series: Balanced Portfolio, One Heritage Drive, Quincy, MA 02171, who may be deemed to be the beneficial owner of certain of these shares.

    As of January 31, 2000, 6,486,994 shares in the aggregate, or 11.49% of the outstanding shares, of SCUDDER INCOME FUND were held in the name of State Street Bank & Trust Company, Custodian for Scudder Pathway Series: Balanced Portfolio, One Heritage Drive, Quincy, MA 02171, who may be deemed to be the beneficial owner of certain of these shares.

    As of January 31, 2000, 2,297,023 shares in the aggregate, or 17.10% of the outstanding shares, of SCUDDER HIGH YIELD BOND FUND were held in the name of Charles Schwab, 101 Montgomery Street, San Francisco, CA 94104, who may be deemed to be the beneficial owner of certain of these shares.

    As of January 31, 2000, 6,491,011 shares in the aggregate, or 24.01% of the outstanding shares, of SCUDDER BALANCED FUND were held in the name of Scudder Kemper Investments, Trustee for Farmer's Group Inc. Profit Sharing Savings Plan, 4680 Wilshire Blvd., Los Angeles, CA 90010, who may be deemed to be the beneficial owner of certain of these shares.

    As of January 31, 2000, 179,530 shares in the aggregate, or 5.01% of the outstanding shares, of SCUDDER CORPORATE BOND FUND were held in the name of State Street Bank & Trust Company, Custodian for Scudder Pathway

Series: Conservative Portfolio, One Heritage Drive, Quincy, MA 02171, who may be deemed to be the beneficial owner of certain of these shares.

    As of January 31, 2000, 297,282 shares in the aggregate, or 8.30% of the outstanding shares, of SCUDDER CORPORATE BOND FUND were held in the name of State Street Bank & Trust Company, Custodian for Scudder Pathway Series: Growth Portfolio, One Heritage Drive, Quincy, MA 02171, who may be deemed to be the beneficial owner of certain of these shares.

    As of January 31, 2000, 1,799,026 shares in the aggregate, or 50.26% of the outstanding shares, of SCUDDER CORPORATE BOND FUND were held in the name of State Street Bank & Trust Company, Custodian for Scudder Pathway
Series: Balanced Portfolio, One Heritage Drive, Quincy, MA 02171, who may be deemed to be the beneficial owner of certain of these shares.

    As of January 31, 2000, 6,486,994 shares in the aggregate, or 11.49% of the outstanding shares, of SCUDDER INCOME FUND were held in the name of State Street Bank & Trust Company, Custodian for Scudder Pathway Series: Balanced Portfolio, One Heritage Drive, Quincy, MA 02171, who may be deemed to be the beneficial owner of certain of these shares.

    As of January 31, 2000, 2,297,023 shares in the aggregate, or 17.10% of the outstanding shares, of SCUDDER HIGH YIELD BOND FUND were held in the name of Charles Schwab, 101 Montgomery Street, San Francisco, CA 94104, who may be deemed to be the beneficial owner of certain of these shares.

SCUDDER KEMPER'S OWNERSHIP OF FUND SHARES

    Certain accounts for which Scudder Kemper acts as investment adviser owned 3,448,174 shares in the aggregate, or 6.11% of the outstanding shares, of SCUDDER INCOME FUND on January 31, 2000. Scudder Kemper may be deemed to be the beneficial owner of such shares, but disclaims any beneficial ownership in such shares.

    For more information, please call Shareholder Communications
    Corporation, your Fund's information agent at 1-800-603-1915.

                                                                    SD Corp Bond

    This proxy statement/prospectus is accompanied by the Acquiring Fund's prospectus dated April 12, 2000, which was previously filed with the Commission via EDGAR on April 18, 2000 (File No. 2-13627) and is incorporated by reference herein.

                                     PART B

                             SCUDDER PORTFOLIO TRUST

-------------------------------------------------------------------------------
                     Statement of Additional Information
                                April 18, 2000
-------------------------------------------------------------------------------

Acquisition of the Assets of Scudder     By and in Exchange for Shares of
Corporate Bond Fund (the "Acquired       Scudder Income Fund (the "Acquiring
Fund"), a series of Scudder Portfolio    Fund"), a series of the Trust
Trust (the "Trust")                      Two International Place
Two International Place                  Boston, MA 02110-4103
Boston, MA 02110-4103

This Statement of Additional Information is available to the shareholders of the Acquired Fund in connection with a proposed transaction whereby the Acquiring Fund will acquire all or substantially all of the assets and all of the liabilities of the Acquired Fund in exchange for shares of the Acquiring Fund (the "Reorganization").

This Statement of Additional Information of the Trust contains material which may be of interest to investors but which is not included in the Prospectus/Proxy Statement of the Trust relating to the Reorganization. This Statement of Additional Information consists of this cover page and the following documents:

1. The Acquiring Fund's statement of additional information dated April 12, 2000, which was previously filed with the Securities and Exchange Commission (the "Commission") via EDGAR on April 18, 2000 (File No. 2-13627) and is incorporated by reference herein.

2. The Acquiring Fund's annual report to shareholders for the fiscal year ended January 31, 2000, which was previously filed with the Commission via EDGAR on March 29, 2000 (File No. 811-00042) and is incorporated by reference herein.

3. The Acquired Fund's prospectus dated April 12, 2000, which was previously filed with the Commission via EDGAR on April 18, 2000 (File No. 2-13627) and is incorporated by reference herein.

4. The Acquired Fund's statement of additional information dated April 12, 2000, which was previously filed with the Commission via EDGAR on April 18, 2000 (File No. 2-13627) and is incorporated by reference herein.

5. The Acquired Fund's annual report to shareholders for the fiscal year ended January 31, 2000, which was previously filed with the Commission via EDGAR on March 29, 2000 (File No. 811-00042) and is incorporated by reference herein.

6. The financial statements and schedules of the Acquiring Fund and the Acquired Fund required by Regulation S-X for the periods specified in
Article 3 thereof, which are filed herein.

This Statement of Additional Information is not a prospectus.  A
Prospectus/Proxy Statement dated April 18, 2000 relating to the
Reorganization may be obtained by writing the Acquired Fund at Two International Place, Boston, MA 02110-4103 or by calling Scudder Investor Services, Inc. at 1-800-225-2470. This Statement of Additional Information should be read in conjunction with the Prospectus/Proxy Statement.

PRO FORMA
PORTFOLIO OF INVESTMENTS
AS OF OCTOBER 31, 1999 (UNAUDITED)

                                                                Scudder       AARP Bond Fund         Scudder           Pro Forma
                                                              Income Fund      for Income         Corporate Bond       Combined
                                                               Principal        Principal         Fund Principal   Principal Amount
                                                               Amount ($)       Amount($)           Amount ($)            ($)
                                                              ---------------------------------------------------------------------
REPURCHASE AGREEMENT  0.9%
---------------------------------------------------------
Repurchase Agreement with State Street                           3,484,000          4,332,000          1,195,000         9,011,000
Bank and Trust Company, 5.200%,
11/1/99


REPURCHASE AGREEMENT TOTAL

REPURCHASE AGREEMENT (COST OF $3,484,000 $4,332,000
$1,195,000 AND $9,011,000 RESPECTIVELY)

U. S. GOVERNMENT & AGENCIES  24.6%
---------------------------------------------------------
   Federal Home Loan Mortgage Corp.,                                                3,000,000          1,000,000         4,000,000
      5.750%, 07/15/2003
   U.S. Treasury Bond Inflationary Index                        15,750,000          3,500,000                           19,250,000
      3.625%, 04/15/2028
   U.S. Treasury Bond, 6.125%, 08/15/2029                        3,500,000                                               3,500,000
   U.S. Treasury Bond, 6.250%, 08/15/2023                       11,500,000          3,000,000                           14,500,000
   U.S. Treasury Bond, 7.250%, 05/15/2016                       29,000,000          4,250,000                           33,250,000
   U.S. Treasury Bond, 9.375%, 02/15/2006                       15,000,000                                              15,000,000
   U.S. Treasury Bond, 10.750%, 8/15/05                         27,000,000          9,000,000                           36,000,000
   U.S. Treasury Note Inflationary Index,                       16,000,000          4,000,000                           20,000,000
     3.875%, 01/15/2009
   U.S. Treasury Note, 5.500%, 05/31/2003                       10,000,000                                              10,000,000
   U.S. Treasury Note, 5.625%, 12/31/2002                        5,000,000          3,000,000                            8,000,000
   U.S. Treasury Note, 5.625%, 09/30/2001                       10,400,000          7,100,000          5,000,000        22,500,000
   U.S. Treasury Note, 6.000%, 05/15/2004                        4,400,000          1,000,000            500,000         5,900,000
   U.S. Treasury Note, 6.000%, 08/15/2009                       21,200,000          1,900,000                           23,100,000
   U.S. Treasury Note, 6.500%, 10/15/2006                       12,000,000                                              12,000,000


U. S. GOVERNMENT & AGENCIES TOTAL

U. S. GOVERNMENT & AGENCIES (COST OF $201,861,395
$44,098,690  $6,507,698  AND 252,467,783 RESPECTIVELY)

GOVT NATIONAL MORTGAGE ASSOCIATION  3.7%
---------------------------------------------------------
   Government National Mortgage                                 22,667,812          5,831,699                           28,499,511
      Association Pass-thru  7.00% with
      various maturities to 05/15/2029
   Government National Mortgage                                  4,870,302          1,896,388                            6,766,690
      Association Pass-thru  7.50% with
      various maturities to 07/15/2029
   Government National Mortgage                                                       912,953                              912,953
      Association Pass-thru  9.50% with
      various maturities to 11/15/2017

GOVT NATIONAL MORTGAGE ASSOCIATION TOTAL

GOVT NATIONAL MORTGAGE ASSOCIATION (COST OF $27,941,143
$8,822,908  $0 AND $36,764,051 RESPECTIVELY)

U. S. GOVERNMENT BACKED MORTGAGES  6.9%

---------------------------------------------------------
   Federal National Mortgage Association                        37,550,112          9,387,528          1,408,129        48,345,769
      6.50% with various maturities to
      3/1/28
   Federal National Mortgage Association                        16,974,148          2,750,157                           19,724,305
      8.00% with various maturities to
      2/1/13


U. S. GOVERNMENT BACKED MORTGAGES TOTAL

U. S. GOVERNMENT BACKED MORTGAGES (COST OF $55,328,008
$12,286,610  $1,416,655 AND $69,031,273 RESPECTIVELY)


COLLATERALIZED MORTGAGE OBLIGATIONS  1.7%

---------------------------------------------------------
   GMAC Commercial Mortgage Securities                                              1,000,000                            1,000,000
      Inc., 6.87%, 08/15/2007
   Residential Accredit Loans, Inc.,                            13,103,677          2,937,210                           16,040,887
      Series 1997-QS12 A7, 7.250%, 11/25/2027


COLLATERALIZED MORTGAGE OBLIGATIONS TOTAL

COLLATERALIZED MORTGAGE OBLIGATIONS (COST OF $13,324,801
$4,001,772  $0 AND 17,326,573 RESPECTIVELY)

FOREIGN BONDS -U.S.$ DENOMINATED  2.4%

---------------------------------------------------------
   PacifiCorp Australia LLC, 6.150%,                             9,000,000          2,000,000          1,000,000        12,000,000
      1/15/08
   Petroleum Geo-Services, 6.625%,                               8,000,000          2,000,000            500,000        10,500,000
      3/30/08
   Saga Petroleum ASA, 7.250%, 09/23/2027                                           1,000,000                            1,000,000
   Tembec Industries, Inc., 8.625%,                                                   965,000            200,000         1,165,000
      6/30/09

FOREIGN BONDS -U.S.$ DENOMINATED TOTAL

FOREIGN BONDS -U.S.$ DENOMINATED (COST OF $16,736,870
$5,902,561  $1,702,720 AND $24,342,151 RESPECTIVELY)
                                                                             AARP Bond          Scudder           Pro Forma
                                                            Scudder          Fund for        Corporate Bond       Combined
                                                          Income Fund      Income Market      Fund Market          Market
                                                         Market Value ($)     Value($)           Value($)       Value ($)(1)
                                                       ----------------------------------------------------------------------------
REPURCHASE AGREEMENT  0.9%

--------------------------------------------------
Repurchase Agreement with State Street                           3,484,000          4,332,000          1,195,000         9,011,000
Bank and Trust Company, 5.200%,
11/1/99

                                                            ======================================================================
REPURCHASE AGREEMENT TOTAL                                       3,484,000          4,332,000          1,195,000         9,011,000
                                                            ======================================================================
REPURCHASE AGREEMENT (COST OF $3,484,000 $4,332,000
$1,195,000 AND $9,011,000 RESPECTIVELY)

U. S. GOVERNMENT & AGENCIES  24.6%

--------------------------------------------------
   Federal Home Loan Mortgage Corp.,                                                2,940,000            980,000         3,920,000
      5.750%, 07/15/2003
   U.S. Treasury Bond Inflationary Index                        14,910,799          3,313,511                           18,224,310
      3.625%, 04/15/2028
   U.S. Treasury Bond, 6.125%, 08/15/2029                        3,484,670                                               3,484,670
   U.S. Treasury Bond, 6.250%, 08/15/2023                       11,253,785          2,935,770                           14,189,555
   U.S. Treasury Bond, 7.250%, 05/15/2016                       31,252,140          4,580,055                           35,832,195
   U.S. Treasury Bond, 9.375%, 02/15/2006                       17,451,600                                              17,451,600
   U.S. Treasury Bond, 10.750%, 8/15/05                         32,901,930         10,967,310                           43,869,240
   U.S. Treasury Note Inflationary Index,                       15,993,119          3,998,280                           19,991,399
      3.875%, 01/15/2009
   U.S. Treasury Note, 5.500%, 05/31/2003                        9,853,100                                               9,853,100
   U.S. Treasury Note, 5.625%, 12/31/2002                        4,959,350          2,975,610                            7,934,960
   U.S. Treasury Note, 5.625%, 09/30/2001                       10,364,224          7,075,576          4,982,800        22,422,600
   U.S. Treasury Note, 6.000%, 05/15/2004                        4,410,296          1,002,340            501,170         5,913,806
   U.S. Treasury Note, 6.000%, 08/15/2009                       21,170,108          1,897,321                           23,067,429
   U.S. Treasury Note, 6.500%, 10/15/2006                       12,211,920                                              12,211,920

                                                            ======================================================================
U. S. GOVERNMENT & AGENCIES TOTAL                              190,217,041         41,685,773          6,463,970       238,366,784
                                                            ======================================================================
U. S. GOVERNMENT & AGENCIES (COST OF $201,861,395
$44,098,690  $6,507,698  AND 252,467,783 RESPECTIVELY)

GOVT NATIONAL MORTGAGE ASSOCIATION  3.7%

-----------------------------------------------------
   Government National Mortgage                                 22,236,017          5,721,444                           27,957,461
      Association Pass-thru  7.00% with
      various maturities to 05/15/2029
   Government National Mortgage                                  4,882,478          1,902,620                            6,785,098
      Association Pass-thru  7.50% with
      various maturities to 07/15/2029
   Government National Mortgage                                                       970,578                              970,578
      Association Pass-thru  9.50% with
      various maturities to 11/15/2017
                                                            ======================================================================
GOVT NATIONAL MORTGAGE ASSOCIATION TOTAL                        27,118,495          8,594,642                           35,713,137
                                                            ======================================================================
GOVT NATIONAL MORTGAGE ASSOCIATION (COST OF $27,941,143
$8,822,908  $0 AND $36,764,051 RESPECTIVELY)

U. S. GOVERNMENT BACKED MORTGAGES  6.9%

---------------------------------------------------------
   Federal National Mortgage Association                        36,036,373          9,009,093          1,351,364        46,396,830
      6.50% with various maturities to
      3/1/28
   Federal National Mortgage Association                        17,343,560          2,810,121                           20,153,681
      8.00% with various maturities to
      2/1/13

                                                             =====================================================================
U. S. GOVERNMENT BACKED MORTGAGES TOTAL                         53,379,933         11,819,214          1,351,364        66,550,511
                                                             =====================================================================
U. S. GOVERNMENT BACKED MORTGAGES (COST OF $55,328,008
$12,286,610  $1,416,655 AND $69,031,273 RESPECTIVELY)


COLLATERALIZED MORTGAGE OBLIGATIONS  1.7%

---------------------------------------------------------
   GMAC Commercial Mortgage Securities                                                973,906                              973,906
      Inc., 6.87%, 08/15/2007
   Residential Accredit Loans, Inc.,                            12,720,804          2,851,388                           15,572,192
      Series 1997-QS12 A7, 7.250%, 11/25/2027

                                                             =====================================================================
COLLATERALIZED MORTGAGE OBLIGATIONS TOTAL                       12,720,804          3,825,294                           16,546,098
                                                             =====================================================================
COLLATERALIZED MORTGAGE OBLIGATIONS (COST OF $13,324,801
$4,001,772  $0 AND 17,326,573 RESPECTIVELY)

FOREIGN BONDS -U.S.$ DENOMINATED  2.4%

---------------------------------------------------------
   PacifiCorp Australia LLC, 6.150%,                             8,329,770          1,851,060            925,530        11,106,360
      1/15/08
   Petroleum Geo-Services, 6.625%,                               7,510,000          1,877,500            469,375         9,856,875
      3/30/08
   Saga Petroleum ASA, 7.250%, 09/23/2027                                             917,830                              917,830
   Tembec Industries, Inc., 8.625%,                                                   955,350            198,000         1,153,350
      6/30/09

                                                              ====================================================================
FOREIGN BONDS -U.S.$ DENOMINATED TOTAL                          15,839,770          5,601,740          1,592,905        23,034,415
                                                              ====================================================================
FOREIGN BONDS -U.S.$ DENOMINATED (COST OF $16,736,870
$5,902,561  $1,702,720 AND $24,342,151 RESPECTIVELY)



                                                                Scudder       AARP Bond Fund         Scudder           Pro Forma
                                                              Income Fund      for Income         Corporate Bond       Combined
                                                               Principal        Principal         Fund Principal   Principal Amount
                                                               Amount ($)       Amount($)           Amount ($)            ($)
                                                              ---------------------------------------------------------------------
ASSET BACKED  4.6%

---------------------------------------------------------
AUTOMOBILE RECEIVABLES
   First Security Auto Owner Trust,                              7,000,000          2,000,000            500,000         9,500,000
      Series 1999-2 A3, 6.000%, 10/15/2003
   Premier Auto Trust Asset Backed                               4,931,595                                               4,931,595
      Certificate, Series 1996-3 A4, 6.750%,
      11/6/00






CREDIT CARD RECEIVABLES

   Citibank Credit Card Master Trust I,                                             1,500,000                            1,500,000
      6.000%, 04/10/2003
   MBNA Master Credit Card Trust, 5.800%,                       10,000,000          2,000,000                           12,000,000
      12/15/05




HOME EQUITY LOANS


   First Plus Residential Trust Series                                              1,384,222                            1,384,222
      1998A, 8.500%, 05/15/2023

MANUFACTURED HOUSING RECEIVABLES

   Associated Manufactured Housing Corp.                                              375,000                              375,000
      Series 1997-1 B1, 7.600%, 06/15/2028
   Green Tree Financial Corp. Series                                                  498,414                              498,414
      1997-2 B2, 8.050%, 06/15/2028
   Green Tree Financial Corp. Series                             5,000,000                                               5,000,000
      1998-2 B1, 7.170%, 01/15/2029
   Green Tree Financial Corp., Series                            5,000,000                                               5,000,000
      1998-2 B1, 7.36%. 10/1/2020
   Merrill Lynch Mortgage Investors Inc.,                        7,050,370                                               7,050,370
      "B", Series 1991-D, 9.850%, 07/15/2011






ASSET BACKED TOTAL

ASSET BACKED (COST OF $38,840,662 $7,744,129 $500,000 AND
$47,084,791 RESPECTIVELY)


CORPORATE BONDS  53.8%

-------------------------------------------------------------
CONSUMER DISCRETIONARY

   Finlay Fine Jewelry Co., 8.375%,                                                                      250,000           250,000
      5/1/08
   Harrah's Operating Co., Inc., 7.875%,                                            2,000,000            250,000         2,250,000
      12/15/05
   Imax Corp., 7.875%, 12/01/2005                                                   1,000,000                            1,000,000
   Tricon Global Restaurants, 7.650%,                                               1,500,000            500,000         2,000,000
      5/15/08




CONSUMER STAPLES

   Aurora Foods, Inc., 8.750%, 07/01/2008                                           1,000,000                            1,000,000
   Bass America Inc., 6.625%, 03/01/2003                         9,500,000          1,500,000            500,000        11,500,000
   Borden Inc., 7.875%, 02/15/2023                               5,000,000                                               5,000,000
   Dyersburg Corp., 9.750%, 09/01/2007                                                                   250,000           250,000
   Fleming Companies, Inc., 10.625%,                                                1,250,000            250,000         1,500,000
      7/31/07
   Pepsi Bottling Holdings, Inc., 5.625%,                       10,000,000          2,500,000            500,000        13,000,000
      2/17/09
   Racers-Kellogg, 5.750%, 02/02/2001                           10,000,000                                              10,000,000
   Safeway Inc., 6.050%, 11/15/2003                              6,000,000          2,000,000            500,000         8,500,000
   The Great Atlantic & Pacific Tea Co.,                                            3,000,000          1,000,000         4,000,000
      Inc., 7.700%, 01/15/2004
   Westpoint Stevens, Inc., 7.875%,                              7,000,000          1,000,000                            8,000,000
      6/15/05






HEALTH

   NBTY Inc., 8.625%, 09/15/2007                                                      325,000            150,000           475,000
   Tenet Healthcare Corp., 8.625%,                               3,000,000            500,000                            3,500,000
      1/15/07





COMMUNICATIONS

   AT&T Corp., 6.000%, 03/15/2009                                7,000,000          2,000,000            500,000         9,500,000
   Allegiance Telecom, Inc., 12.875%,                                                                    250,000           250,000
      5/15/08

                                                                             AARP Bond          Scudder           Pro Forma
                                                           Scudder            Fund for       Corporate Bond       Combined
                                                          Income Fund      Income Market      Fund Market          Market
                                                         Market Value ($)     Value($)           Value($)       Value ($)(1)
                                                       ----------------------------------------------------------------------------
ASSET BACKED  4.6%

----------------------------------------------------
AUTOMOBILE RECEIVABLES
   First Security Auto Owner Trust,                         6,943,125        1,983,750           495,938          9,422,813
      Series 1999-2 A3, 6.000%, 10/15/2003
   Premier Auto Trust Asset Backed                          4,937,760                                             4,937,760
      Certificate, Series 1996-3 A4, 6.750%,
      11/6/00

                                                          ------------------------------------------------------------------------
                                                           11,880,885        1,983,750           495,938          14,360,573
                                                          ------------------------------------------------------------------------


CREDIT CARD RECEIVABLES

   Citibank Credit Card Master Trust I,                                      1,485,000                            1,485,000
      6.000%, 04/10/2003
   MBNA Master Credit Card Trust, 5.800%,                   9,712,500        1,942,500                           11,655,000
      12/15/05
                                                          ------------------------------------------------------------------------
                                                            9,712,500        3,427,500                           13,140,000
                                                          ------------------------------------------------------------------------

HOME EQUITY LOANS

                                                          ------------------------------------------------------------------------
   First Plus Residential Trust Series                                       1,038,166                            1,038,166
      1998A, 8.500%, 05/15/2023

                                                          ------------------------------------------------------------------------
MANUFACTURED HOUSING RECEIVABLES

   Associated Manufactured Housing Corp.                                       270,000                              270,000
      Series 1997-1 B1, 7.600%, 06/15/2028
   Green Tree Financial Corp. Series                                           365,711                              365,711
      1997-2 B2, 8.050%, 06/15/2028
   Green Tree Financial Corp. Series                        3,978,125                                             3,978,125
      1998-2 B1, 7.170%, 01/15/2029
   Green Tree Financial Corp., Series                       3,928,125                                             3,928,125
      1998-2 B1, 7.36%. 10/1/2020
   Merrill Lynch Mortgage Investors Inc.,                   7,220,002                                             7,220,002
      "B", Series 1991-D, 9.850%, 07/15/2011
                                                           ------------------------------------------------------------------------
                                                           15,126,252          635,711                           15,761,963
                                                           ------------------------------------------------------------------------


                                                           ========================================================================
ASSET BACKED TOTAL                                         36,719,637        7,085,127           495,938         44,300,702
                                                           ========================================================================
ASSET BACKED (COST OF $38,840,662 $7,744,129
$500,000 AND $47,084,791 RESPECTIVELY)


CORPORATE BONDS  53.8%

------------------------------------------------------
CONSUMER DISCRETIONARY

   Finlay Fine Jewelry Co., 8.375%,                                                              225,000            225,000
      5/1/08
   Harrah's Operating Co., Inc., 7.875%,                                     1,905,000           238,125          2,143,125
      12/15/05
   Imax Corp., 7.875%, 12/01/2005                                              927,500                              927,500
   Tricon Global Restaurants, 7.650%,                                        1,428,750           476,250          1,905,000
      5/15/08
                                                          ------------------------------------------------------------------------
                                                                             4,261,250           939,375          5,200,625
                                                          ------------------------------------------------------------------------

CONSUMER STAPLES

   Aurora Foods, Inc., 8.750%, 07/01/2008                                      952,500                              952,500
   Bass America Inc., 6.625%, 03/01/2003                    9,356,645        1,477,365           492,455         11,326,465
   Borden Inc., 7.875%, 02/15/2023                          3,937,400                                             3,937,400
   Dyersburg Corp., 9.750%, 09/01/2007                                                            75,000             75,000
   Fleming Companies, Inc., 10.625%,                                         1,118,750           223,750          1,342,500
      7/31/07
   Pepsi Bottling Holdings, Inc., 5.625%,                   8,999,100        2,249,775           449,955         11,698,830
      2/17/09
   Racers-Kellogg, 5.750%, 02/02/2001                       9,937,500                                             9,937,500
   Safeway Inc., 6.050%, 11/15/2003                         5,768,760        1,922,920           480,730          8,172,410
   The Great Atlantic & Pacific Tea Co.,                                     2,917,920           972,640          3,890,560
      Inc., 7.700%, 01/15/2004
   Westpoint Stevens, Inc., 7.875%,                         6,510,000          930,000                            7,440,000
      6/15/05
                                                           ------------------------------------------------------------------------
                                                           44,509,405       11,569,230         2,694,530         58,773,165
                                                           ------------------------------------------------------------------------



HEALTH

   NBTY Inc., 8.625%, 09/15/2007                                               277,063           127,875            404,938
   Tenet Healthcare Corp., 8.625%,                          2,797,500          466,250                            3,263,750
      1/15/07
                                                           ------------------------------------------------------------------------
                                                            2,797,500          743,313           127,875          3,668,688
                                                           ------------------------------------------------------------------------


COMMUNICATIONS

   AT&T Corp., 6.000%, 03/15/2009                           6,470,940        1,848,840           462,210          8,781,990
   Allegiance Telecom, Inc., 12.875%,                                                            274,374            274,374



                                                                Scudder       AARP Bond Fund         Scudder           Pro Forma
                                                              Income Fund      for Income         Corporate Bond       Combined
                                                               Principal        Principal         Fund Principal   Principal Amount
                                                               Amount ($)       Amount($)           Amount ($)            ($)
                                                              ---------------------------------------------------------------------
      5/15/08
   Call-Net Enterprises Inc., Senior                                                1,800,000                            1,800,000
      Note, 8.000%, 08/15/2008
   Intermedia Communications, Inc.,                                                 2,000,000            250,000         2,250,000
      8.875%, 11/01/2007
   Level 3 Communications, Inc., 9.125%,                                            2,000,000            250,000         2,250,000
      5/1/08
   McLeodUSA Inc., 8.125%, 02/15/2009                                               1,500,000            500,000         2,000,000
   McLeodUSA, Inc., Exchange Shares,                                                  500,000                              500,000
      8.375%, 03/15/2008
   Qwest Communications International,                          10,000,000          3,000,000          1,000,000        14,000,000
      7.500%, 11/01/2008
   SBA Communications Corp., Step-up                                                                     400,000           400,000
      Coupon, 0% to 03/01/2003, 12.000% to
      3/1/08
   Sprint Capital Corp., 5.875%,                                                                         500,000           500,000
      5/1/04
   Sprint Capital Corp., 6.125%,                                18,000,000          5,000,000          1,000,000        24,000,000
      11/15/08
   WorldCom, Inc., 6.400%, 08/15/2005                                               3,000,000                            3,000,000





FINANCIAL

   Bank United Capital Trust, 10.250%,                           4,250,000                               250,000         4,500,000
      12/31/26
   Boeing Capital Corp., 6.750%,                                10,000,000          1,500,000                           11,500,000
      12/23/03
   Capital One Bank, 6.570%, 01/27/2003                          5,000,000          2,500,000            250,000         7,750,000
   Commerce Bancorporation, 11.750%,                             6,200,000                                               6,200,000
      6/6/27
   First USA Bank, 5.850%, 02/22/2001                            9,750,000          1,500,000            250,000        11,500,000
   First Union Institutional Capital II,                        14,000,000          1,000,000          1,000,000        16,000,000
      7.850%, 01/01/2027
   Ford Motor Credit Co., 6.125%,                                                                        500,000           500,000
      4/28/03
   Ford Motor Credit Corp., 7.375%,                             10,000,000                                              10,000,000
      10/28/09
   GS Escrow Corp., 7.000%, 08/01/2003                           7,000,000          2,000,000                            9,000,000
   General Electric Capital Corp. "A",                           9,000,000          2,000,000          1,000,000        12,000,000
      6.020%, 05/04/2001
   Home Savings of America, 6.000%,                             10,000,000          2,500,000          1,000,000        13,500,000
      11/1/00
   Merrill Lynch & Co., Inc., 6.000%,                            8,000,000          2,500,000            500,000        11,000,000
      2/17/09
   Prudential Insurance Co., 6.375%,                            10,000,000          2,000,000          1,000,000        13,000,000
      7/23/06
   United Bank Corp., 8.000%, 03/15/2009                                            2,500,000            500,000         3,000,000






MEDIA

   AMFM Inc., 10.500%, 01/15/2007                                                   1,000,000                            1,000,000
   AMFM, Inc., 8.000%, 11/01/2008                                6,000,000          2,500,000            500,000         9,000,000
   CSC Holdings Inc., 7.875%,                                   10,000,000          1,500,000                           11,500,000
      2/15/18
   Charter Communication Holdings LLC,                           7,000,000          2,500,000            500,000        10,000,000
      8.250%, 04/01/2007
   News America Holdings Inc., 9.250%,                          10,000,000          2,500,000            500,000        13,000,000
      2/1/13
   Outdoor Systems, Inc., 8.875%,                               10,000,000          1,000,000            250,000        11,250,000
      6/15/07
   TCI-Communications, Inc., 8.000%,                            11,250,000          2,500,000          1,000,000        14,750,000
      8/1/05
   Time Warner Inc., 9.125%, 01/15/2013                         12,000,000          1,000,000                           13,000,000





SERVICE INDUSTRIES

   Allied Waste North America, 7.375%,                           3,500,000          1,250,000            250,000         5,000,000
      1/1/04
   Cendant Corp., 7.750%, 12/01/2003                                                3,000,000            500,000         3,500,000
   Integrated Electrical Services, Inc.,                                            2,000,000            500,000         2,500,000
      9.375%, 02/01/2009



                                                                             AARP Bond          Scudder          Pro Forma
                                                           Scudder           Fund for        Corporate Bond       Combined
                                                          Income Fund      Income Market      Fund Market          Market
                                                         Market Value ($)     Value($)           Value($)       Value ($)(1)
                                                       ----------------------------------------------------------------------------
      5/15/08
   Call-Net Enterprises Inc., Senior                                        1,557,000                            1,557,000
      Note, 8.000%, 08/15/2008
   Intermedia Communications, Inc.,                                         1,790,000           223,750          2,013,750
      8.875%, 11/01/2007
   Level 3 Communications, Inc., 9.125%,                                    1,845,000           230,625          2,075,625
      5/1/08
   McLeodUSA Inc., 8.125%, 02/15/2009                                       1,395,000           465,000          1,860,000
   McLeodUSA, Inc., Exchange Shares,                                          470,000                              470,000
      8.375%, 03/15/2008
   Qwest Communications International,                    9,921,500         2,976,450           992,150         13,890,100
      7.500%, 11/01/2008
   SBA Communications Corp., Step-up                                                            218,000            218,000
      Coupon, 0% to 03/01/2003, 12.000% to
      3/1/08
   Sprint Capital Corp., 5.875%,                                                                479,800            479,800
      5/1/04
   Sprint Capital Corp., 6.125%,                         16,644,600         4,623,500           924,700         22,192,800
      11/15/08
   WorldCom, Inc., 6.400%, 08/15/2005                                       2,915,940                            2,915,940

                                                         ------------------------------------------------------------------------
                                                         33,037,040        19,421,730         4,270,609         56,729,379
                                                         ------------------------------------------------------------------------


FINANCIAL

   Bank United Capital Trust, 10.250%,                    3,867,500                             227,500          4,095,000
      12/31/26
   Boeing Capital Corp., 6.750%,                          10,029,800         1,504,470                           11,534,270
      12/23/03
   Capital One Bank, 6.570%, 01/27/2003                   4,861,000         2,430,500           243,050          7,534,550
   Commerce Bancorporation, 11.750%,                      6,634,000                                              6,634,000
      6/6/27
   First USA Bank, 5.850%, 02/22/2001                     9,668,100         1,487,400           247,900         11,403,400
   First Union Institutional Capital II,                 13,358,520          954,180            954,180         15,266,880
      7.850%, 01/01/2027
   Ford Motor Credit Co., 6.125%,                                                               488,315            488,315
      4/28/03
   Ford Motor Credit Corp., 7.375%,                      10,052,000                                             10,052,000
      10/28/09
   GS Escrow Corp., 7.000%, 08/01/2003                    6,556,148         1,873,185                            8,429,333
   General Electric Capital Corp. "A",                    8,955,000         1,990,000           995,000         11,940,000
      6.020%, 05/04/2001
   Home Savings of America, 6.000%,                       9,925,600         2,481,400           992,560         13,399,560
      11/1/00
   Merrill Lynch & Co., Inc., 6.000%,                     7,307,360         2,283,550           456,710         10,047,620
      2/17/09
   Prudential Insurance Co., 6.375%,                      9,413,700         1,882,740           941,370          12,237,810
      7/23/06
   United Bank Corp., 8.000%, 03/15/2009                                    2,303,000           460,600          2,763,600

                                                       ------------------------------------------------------------------------
                                                        100,628,728        19,190,425         6,007,185        125,826,338
                                                       ------------------------------------------------------------------------



MEDIA

   AMFM Inc., 10.500%, 01/15/2007                                           1,090,000                            1,090,000
   AMFM, Inc., 8.000%, 11/01/2008                         5,955,000         2,481,250           496,250          8,932,500
   CSC Holdings Inc., 7.875%,                             9,477,900         1,421,685                           10,899,585
      2/15/18
   Charter Communication Holdings LLC,                    6,580,000         2,350,000           470,000          9,400,000
      8.250%, 04/01/2007
   News America Holdings Inc., 9.250%,                   10,988,400         2,747,100           549,420         14,284,920
      2/1/13
   Outdoor Systems, Inc., 8.875%,                        10,150,000         1,015,000           253,750         11,418,750
      6/15/07
   TCI-Communications, Inc., 8.000%,                     11,744,888        2,609,975          1,043,990         15,398,853
      8/1/05
   Time Warner Inc., 9.125%, 01/15/2013                  13,477,680         1,123,140                           14,600,820

                                                       ------------------------------------------------------------------------
                                                         68,373,868        14,838,150         2,813,410         86,025,428
                                                       ------------------------------------------------------------------------


SERVICE INDUSTRIES

   Allied Waste North America, 7.375%,                    3,045,000         1,087,500           217,500          4,350,000
      1/1/04
   Cendant Corp., 7.750%, 12/01/2003                                        2,979,540           496,590          3,476,130
   Integrated Electrical Services, Inc.,                                    1,930,000           482,500          2,412,500
      9.375%, 02/01/2009




                                                                Scudder      AARP Bond Fund          Scudder           Pro Forma
                                                              Income Fund      for Income         Corporate Bond       Combined
                                                               Principal        Principal         Fund Principal   Principal Amount
                                                               Amount ($)       Amount($)           Amount ($)            ($)
                                                              ---------------------------------------------------------------------
   Prime Hospitality Corp., 9.250%,                                                 1,000,000                            1,000,000
      1/15/06
   Primedia, Inc., 7.625%, 04/01/2008                                               1,500,000                            1,500,000





DURABLES

   BE Aerospace, Inc., 8.000%, 03/01/2008                                           2,000,000                            2,000,000
   Lear Corp., 7.960%, 05/15/2005                                8,000,000          2,500,000            500,000        11,000,000
   Martin Marietta Corp., 6.500%,                                8,000,000          1,500,000                            9,500,000
      4/15/03




MANUFACTURING

   AEP Industries Inc., 9.875%,                                                                          250,000           250,000
      11/15/07
   Apache Corp., 7.700%, 03/15/2026                              2,000,000                                               2,000,000
   Columbus McKinnon Corp., 8.500%,                                                 1,000,000                            1,000,000
      4/1/08
   Fort James Corp., 6.625%, 09/15/2004                                             2,000,000                            2,000,000
   Graham Packaging Co., 8.750%,                                 5,150,000            750,000                            5,900,000
      1/15/08
   Lyondell Chemical Co., 9.875%,                                                   1,000,000            500,000         1,500,000
      5/1/07
   Radnor Holdings Corp., 10.000%,                                                                       250,000           250,000
      12/1/03
   TRW, Inc., 6.625%, 06/01/2004                                                    2,000,000            500,000         2,500,000
   Xerox Corp., 5.500%, 11/15/2003                               5,000,000          1,000,000            500,000         6,500,000





TECHNOLOGY

   IBM Corp., 5.100%, 11/10/2003                                                                       1,000,000         1,000,000
   Raytheon Co. 6.000%, 12/15/2010                               8,000,000          2,000,000            500,000        10,500,000





ENERGY

   Anadarko Petroleum Corp., 7.000%,                            11,600,000          3,000,000            700,000        15,300,000
      11/15/27
   Barrett Resources Corp., 7.550%,                              6,700,000          1,500,000            300,000         8,500,000
      2/1/07
   Conoco Inc., 5.900%, 04/15/2004                                                                       750,000           750,000
   Conoco, Inc., 6.350%, 04/15/2009                              5,500,000          2,000,000                            7,500,000
   Duke Energy Corp., 10.000%, 08/15/2001                                           2,000,000            500,000         2,500,000
   Lomak Petroleum, Inc., 8.750%,                                5,000,000                                               5,000,000
      1/15/07
   Louis Dreyfus Natural Gas Corp.,                                                 2,500,000            500,000         3,000,000
      6.875%, 12/01/2007
   Louisiana Land & Exploration, 7.650%,                         5,000,000          2,500,000          1,000,000         8,500,000
      12/1/23
   Pioneer Natural Resources Co., 7.200%,                        6,500,000          2,000,000                            8,500,000
      1/15/28
   Texas Eastern Transmission Corp.,                             5,500,000                                               5,500,000
      10.000%, 08/15/2001





CONSTRUCTION

   American Standard Companies Inc.,                                                1,500,000                            1,500,000
      7.625%, 02/15/2010
   NVR Inc., 8.000%, 06/01/2005                                                     2,000,000                            2,000,000
   Nortek, Inc., 9.125%, 09/01/2007                              3,250,000                               250,000         3,500,000
   Nortek, Inc., 9.250%, 03/15/2007                                                   250,000                              250,000





TRANSPORTATION

   Allied Holdings Inc., 8.625%,                                 4,000,000            500,000                            4,500,000
      10/1/07
   Continental Airlines Inc., 6.795%,                            8,000,000                                               8,000,000
      8/2/18
   Newport News Shipbuilding Co., 8.625%                         5,000,000          1,500,000                            6,500,000
      12/1/06
   Northwest Airlines Corp., 7.875%,                                                1,500,000                            1,500,000
      3/15/08




UTILITIES

                                                                             AARP Bond         Scudder          Pro Forma
                                                            Scudder          Fund for       Corporate Bond      Combined
                                                          Income Fund      Income Market      Fund Market         Market
                                                         Market Value ($)     Value($)           Value($)       Value ($)(1)
                                                       ----------------------------------------------------------------------------
   Prime Hospitality Corp., 9.250%,                                           960,000                              960,000
      1/15/06
   Primedia, Inc., 7.625%, 04/01/2008                                       1,380,000                            1,380,000

                                                       ------------------------------------------------------------------------
                                                           3,045,000        8,337,040          1,196,590         12,578,630
                                                       ------------------------------------------------------------------------

DURABLES

   BE Aerospace, Inc., 8.000%, 03/01/2008                                   1,745,000                            1,745,000
   Lear Corp., 7.960%, 05/15/2005                          7,797,600        2,436,750            487,350        10,721,700
   Martin Marietta Corp., 6.500%,                          7,780,000        1,458,750                            9,238,750
      4/15/03
                                                       ------------------------------------------------------------------------
                                                          15,577,600        5,640,500            487,350        21,705,450
                                                       ------------------------------------------------------------------------

MANUFACTURING

   AEP Industries Inc., 9.875%,                                                                  237,500           237,500
      11/15/07
   Apache Corp., 7.700%, 03/15/2026                        1,964,180                                             1,964,180
   Columbus McKinnon Corp., 8.500%,                                           840,000                              840,000
      4/1/08
   Fort James Corp., 6.625%, 09/15/2004                                     1,944,460                            1,944,460
   Graham Packaging Co., 8.750%,                           4,853,875          706,875                            5,560,750
      1/15/08
   Lyondell Chemical Co., 9.875%,                                             995,000            497,500         1,492,500
      5/1/07
   Radnor Holdings Corp., 10.000%,                                                               251,250           251,250
      12/1/03
   TRW, Inc., 6.625%, 06/01/2004                                            1,941,400            485,350         2,426,750
   Xerox Corp., 5.500%, 11/15/2003                         4,729,000          945,800            472,900         6,147,700

                                                         ------------------------------------------------------------------------
                                                          11,547,055        7,373,535          1,944,500        20,865,090
                                                         ------------------------------------------------------------------------

TECHNOLOGY

   IBM Corp., 5.100%, 11/10/2003                                                                 943,125           943,125
   Raytheon Co. 6.000%, 12/15/2010                         7,012,960        1,753,240            438,310         9,204,510

                                                         ------------------------------------------------------------------------
                                                           7,012,960        1,753,240          1,381,435        10,147,635
                                                         ------------------------------------------------------------------------

ENERGY

   Anadarko Petroleum Corp., 7.000%,                      10,200,343        2,638,020            615,538        13,453,901
      11/15/27
   Barrett Resources Corp., 7.550%,                        6,365,000        1,425,000            285,000         8,075,000
      2/1/07
   Conoco Inc., 5.900%, 04/15/2004                                                               722,010           722,010
   Conoco, Inc., 6.350%, 04/15/2009                        5,227,310        1,900,840                            7,128,150
   Duke Energy Corp., 10.000%, 08/15/2001                                   2,108,740            527,185         2,635,925
   Lomak Petroleum, Inc., 8.750%,                          4,525,000                                             4,525,000
      1/15/07
   Louis Dreyfus Natural Gas Corp.,                                         2,184,075            436,815         2,620,890
      6.875%, 12/01/2007
   Louisiana Land & Exploration, 7.650%,                   4,857,450        2,428,725            971,490         8,257,665
      12/1/23
   Pioneer Natural Resources Co., 7.200%,                  4,854,688        1,493,750                            6,348,438
      1/15/28
   Texas Eastern Transmission Corp.,                       5,799,035                                             5,799,035
      10.000%, 08/15/2001

                                                       ------------------------------------------------------------------------
                                                          41,828,826       14,179,150          3,558,038        59,566,014
                                                       ------------------------------------------------------------------------

CONSTRUCTION

   American Standard Companies Inc.,                                        1,320,000                            1,320,000
      7.625%, 02/15/2010
   NVR Inc., 8.000%, 06/01/2005                                             1,830,000                            1,830,000
   Nortek, Inc., 9.125%, 09/01/2007                        3,120,000                             240,000         3,360,000
   Nortek, Inc., 9.250%, 03/15/2007                                           241,875                              241,875

                                                         ------------------------------------------------------------------------
                                                           3,120,000        3,391,875            240,000         6,751,875
                                                         ------------------------------------------------------------------------

TRANSPORTATION

   Allied Holdings Inc., 8.625%,                           3,480,000          435,000                            3,915,000
      10/1/07
   Continental Airlines Inc., 6.795%,                      7,432,800                                             7,432,800
      8/2/18
   Newport News Shipbuilding Co., 8.625%                   4,975,000        1,492,500                            6,467,500
      12/1/06
   Northwest Airlines Corp., 7.875%,                                        1,293,555                            1,293,555
      3/15/08
                                                        ------------------------------------------------------------------------
                                                          15,887,800        3,221,055                            19,108,855
                                                        ------------------------------------------------------------------------

UTILITIES



                                                               Scudder        AARP Bond Fund         Scudder          Pro Forma
                                                              Income Fund      for Income         Corporate Bond       Combined
                                                               Principal        Principal         Fund Principal   Principal Amount
                                                               Amount ($)       Amount($)           Amount ($)            ($)
                                                              ---------------------------------------------------------------------
   CalEnergy Co., Inc., 7.230%,                                                     2,500,000            500,000         3,000,000
      9/15/05
   Cleveland Electric Illumination Co.,                                             1,500,000                            1,500,000
      6.860%, 10/01/2008
   Houston Lighting & Power Capital Trust                        6,500,000                               250,000         6,750,000
      II, 8.257%, 02/01/2037
   Niagara Mohawk Power Corp., 7.375%,                           9,829,271          2,268,293            756,098        12,853,662
      7/1/03
   Niagara Mohawk Power Corp., 7.625%,                                              1,512,196                            1,512,196
      10/1/05
   Public Service Co. of Colorado,                              10,000,000                                              10,000,000
      6.000%, 04/15/2003





CORPORATE BONDS TOTAL

CORPORATE BONDS (COST OF $392,388,616 $129,515,229
$28,714,358 AND $550,618,203 RESPECTIVELY)

OTHER  1.4%

-------------------------------------------------------------
   Riverside Loan Trust I, 7.438%,                              15,000,000                                              15,000,000
      7/16/08

OTHER TOTAL

OTHER (COST OF $15,000,000  $0  $0 AND $15,000,000
RESPECTIVELY)



TOTAL INVESTMENT PORTFOLIO - 100%

INVESTMENT PORTFOLIO (TOTAL COST OF $764,905,495
$216,703,899  $40,036,431 AND $1,021,645,825 RESPECTIVELY)
                                                                             AARP Bond          Scudder           Pro Forma
                                                            Scudder           Fund for       Corporate Bond       Combined
                                                          Income Fund      Income Market      Fund Market          Market
                                                         Market Value ($)     Value($)           Value($)       Value ($)(1)
                                                       ----------------------------------------------------------------------------
   CalEnergy Co., Inc., 7.230%,                                                2,471,100           494,220          2,965,320
      9/15/05
   Cleveland Electric Illumination Co.,                                        1,404,510                            1,404,510
      6.860%, 10/01/2008
   Houston Lighting & Power Capital Trust                    5,866,250                             225,625          6,091,875
      II, 8.257%, 02/01/2037
   Niagara Mohawk Power Corp., 7.375%,                       9,847,652         2,272,535           757,512         12,877,699
      7/1/03
   Niagara Mohawk Power Corp., 7.625%,                                         1,525,881                            1,525,881
      10/1/05
   Public Service Co. of Colorado,                           9,754,900                                              9,754,900
      6.000%, 04/15/2003
                                                          ------------------------------------------------------------------------
                                                            25,468,802         7,674,026         1,477,357         34,620,185
                                                          ------------------------------------------------------------------------

                                                          ========================================================================
CORPORATE BONDS TOTAL                                      372,834,584       121,594,519        27,138,254        521,567,357
                                                          ========================================================================
CORPORATE BONDS (COST OF $392,388,616 $129,515,229
$28,714,358 AND $550,618,203 RESPECTIVELY)

OTHER  1.4%

---------------------------------------------------
   Riverside Loan Trust I, 7.438%,                          14,060,625                                             14,060,625
      7/16/08
                                                          ========================================================================
OTHER TOTAL                                                 14,060,625                                             14,060,625
                                                          ========================================================================
OTHER (COST OF $15,000,000  $0  $0 AND $15,000,000
RESPECTIVELY)


                                                          ========================================================================
TOTAL INVESTMENT PORTFOLIO - 100%                          726,374,889       204,538,309        38,237,431        969,150,629
                                                          ========================================================================
INVESTMENT PORTFOLIO (TOTAL COST OF $764,905,495
$216,703,899  $40,036,431 AND $1,021,645,825
RESPECTIVELY)

1) Certain securities that do not conform to the investment policies to be in effect after the Reorganization will be disposed of prior to the Reorganization.

PRO FORMA FINANCIAL STATEMENTS (UNAUDITED)

PRO FORMA COMBINING CONDENSED STATEMENT OF ASSETS AND LIABILITIES
AS OF OCTOBER 31, 1999 (UNAUDITED)

                                  SCUDDER                                      SCUDDER
                                   INCOME                   AARP              CORPORATE       PRO FORMA              PRO FORMA
                                    FUND            BOND FUND FOR INCOME      BOND FUND      ADJUSTMENTS             COMBINED
                               ---------------------------------------------------------- -------------------   --------------------
Investments, at value              $ 726,374,889       $    204,538,309     $ 38,237,431                              $ 969,150,629
Cash                                         478                     42              248                                        768
Other assets less liabilities          7,810,435              3,218,562        1,141,316        $  (450,559)(2)          11,719,754
                               ========================================================== ===================   ====================
Net assets                         $ 734,185,802       $    207,756,913     $ 39,378,995        $  (450,559)          $ 980,871,151
                               ========================================================== ===================   ====================

NET ASSETS
S Class                                                                                                               $ 773,114,238
AARP Class                                                                                                            $ 207,756,913
SHARES OUTSTANDING
S Class                               58,884,573                               3,461,403           (300,970)             62,045,006
AARP Class                                                   14,699,471                           1,974,439              16,673,910

NET ASSET VALUE PER SHARE
S Class                            $       12.47                            $      11.38                              $       12.46
AARP Class                                             $          14.13                                                       12.46


              PRO FORMA COMBINING CONDENSED STATEMENT OF OPERATIONS
         FOR THE TWELVE MONTH PERIOD ENDED OCTOBER 31, 1999 (UNAUDITED)

                                                  SCUDDER                               SCUDDER
                                                   INCOME               AARP           CORPORATE     PRO FORMA        PRO FORMA
                                                    FUND        BOND FUND FOR INCOME   BOND FUND    ADJUSTMENTS        COMBINED
                                             ---------------------------------------------------------------------------------------
Investment Income:
  Interest income                                $ 54,396,305   $ 15,073,941        $ 2,622,262   $          --       $  72,092,508
                                             ---------------------------------------------------------------------------------------
            Total Investment Income                54,396,305     15,073,941          2,622,262                          72,092,508
  Expenses
     Management fees                                4,620,541      1,169,588            242,082          (63,737)(3)      5,968,474
     Trustee fees                                      53,027         26,807             28,068          (54,875)(4)         53,027
     All other expenses                             6,947,193        679,019            459,437       (5,017,949)(5)      3,067,700
                                             ---------------------------------------------------------------------------------------
  Total expenses before reductions                 11,620,761      1,875,414            729,587       (5,136,561)         9,089,201
  Expense reductions                               (4,244,371)      (954,825)          (729,587)       5,928,783 (6)              -
                                             ---------------------------------------------------------------------------------------
  Expenses, net                                     7,376,390        920,589                 -           792,222          9,089,201
                                             ---------------------------------------------------------------------------------------
Net investment income (loss)                       47,019,915     14,153,352          2,622,262         (792,222)        63,003,307
                                             ---------------------------------------------------------------------------------------


Net Realized and Unrealized Gain (Loss)
  on Investments:

  Net realized gain (loss) from investments        (8,947,138)    (2,965,572)          (364,639)             --         (12,277,349)

  Net unrealized appreciation (depreciation)
     of investments                               (37,446,738)   (10,044,444)        (1,840,402)             --         (49,331,584)
                                             ---------------------------------------------------------------------------------------

Net increase in net assets from operations       $    626,039   $  1,143,336         $  417,221   $     (792,222)     $   1,394,374
                                             =======================================================================================


                NOTES TO PRO FORMA COMBINING FINANCIAL STATEMENTS
                                   (UNAUDITED)

                                OCTOBER 31, 1999

1. These financial statements set forth the unaudited pro forma condensed Statement of Assets and Liabilities as of October 31, 1999, and the unaudited pro forma condensed Statement of Operations for the twelve month period ended October 31, 1999 for Scudder Income Fund, AARP Bond Fund for Income and Scudder Corporate Bond Fund as adjusted giving effect to the Reorganization as if it had occurred as of the beginning of the period. These statements have been derived from the books and records utilized in calculating daily net asset value for each fund.

2. Represents one-time proxy, legal, accounting and other costs of the Reorganization of $450,559 to be borne by the Acquiring Fund.

3. Represents reduction in management fees resulting from a new management agreement.

4. Reduction in trustee fees resulting from the Reorganization.

5. Represents reduction in other expenses resulting from the implementation of an administrative fee contract.

6. Represents the elimination of expense reimbursements.